UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2017

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2017, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the physical structures of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	Doug Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2017 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.2%, from the previous 3.3% reading. It was the quickest pace since the first quarter of 2015 and was a pickup from the second quarter’s 3.1% rate and the first quarter’s 1.2% rate. It also marked the first time since 2014 that the economy experienced growth of 3% or more for two straight quarters. Growth in the third quarter was powered by robust business spending, and is poised for what could be a modest lift next year from tax reform.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 148,000, well below the expectations of 190,000. This growth was well below the November pace of 252,000, and the 211,000 added in October. An unexpected loss of 20,000 retail positions despite the holiday shopping season, was a significant detractor of the December jobs report. Despite the underwhelming report, December was the 87th straight month in which employers hired more people than they fired, extending the longest stretch of job growth on record. The unemployment rate held at 4.1%, and average hourly earnings rose modestly to the same 2.5% annualized gain as in November.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 1.25% to 1.50%. This was the Fed’s third rate hike in 2017. The minutes revealed that members increased their expectations for 2018 GDP growth from 2.1% to 2.5%. This boosted projection was largely triggered by prospective changes in federal tax policy. Discussions also included other economic observations noting significant improvements in payrolls as the unemployment rate dipped to 4.1%, improvements in the stock market, and that industrial production “increased briskly.” However, the Fed has consistently missed its 2% target for price rise, and members discussed at length the reasons why the reading has remained low. Collectively, they see inflation likely to meet the target over the medium term.

Market Commentary

In 2017, the FTSE NAREIT All REITs Index delivered a total return of 9.27% thanks in part to a 2.37% gain in the 4th quarter. The S&P 500’s total return was 21.83% for the year. The leading Real Estate Investment Trust (“REIT”) industry was the Infrastructure sector, led by the cell phone tower REITS delivering a total return of 35.38% in 2017. Data Center’s delivered a 28.43% return followed by Manufactured Homes with a 21.93% return. Industrial REITs ended with 20.58% return, while Single-Family Home REITs came in with a 17.49% return. Specialty REITs ended 2017 with a 13.22% return.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2017 the Fund was invested over 94% in REITs. A REIT is a company that owns or finances income-producing real estate. REITs provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Fund had a total one year return of 8.44% (no load, gross of fees). This compares to the 5.06% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance was primarily due to the strategic increased focus in the Data Center space while decreasing exposure in the Retail REIT sector. Retail REITS finished 2017 with a -4.77% total return, the Fund was focused on reducing this segment and was able to do so by over 5.00% throughout the year. The Fund was able to take advantage of the Data Center’s 28.43% total return by increasing its overall exposure by over 5.50%. The Fund did not rely on derivatives or leverage strategies.

Including sales charge and expenses, as of December 31, 2017 the Fund’s Class A Shares one year return was 1.16%. The annualized five year return was 6.98%, while the average annual return over the past ten years was 3.95%.

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2017

Residential (REITs)	22.31%	$23,901,957
Specialized (REITs)	21.68%	23,222,696
Office (REITs)	12.45%	13,340,642
Hotel & Resort (REITs)	11.47%	12,290,442
Retail (REITs)	9.82%	10,517,877
Industrial (REITs)	7.88%	8,436,906
Energy	4.46%	4,773,320
Diversified (REITs)	3.46%	3,710,077
Mortgage (REITs)	3.23%	3,460,694
Health Care (REITs)	2.43%	2,600,660
Municipal Bonds	0.52%	554,403
Financials	0.24%	255,620
Utilities	0.05%	49,640
Total Investments	100.00%	$107,114,934

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited)

For the periods ended December 31, 2017

	1 Year	5 Year	10 Year
Class A Shares – with load	1.16%	6.98%	3.95%
Class A Shares – no load	6.79%	8.15%	4.52%
Class C Shares – with load[1]	5.11%	7.39%	3.78%
Class C Shares – no load[1]	6.10%	7.39%	3.78%
MSCI US REIT Index[2]	5.06%	9.34%	7.44%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy of $0.80 per year payable in two payments of $0.40 each at mid-year and year-end.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Fund.

The Spirit of America Large Cap Value Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner	Doug Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

5

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2017 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.2%, from the previous 3.3% reading. It was the quickest pace since the first quarter of 2015 and was a pickup from the second quarter’s 3.1% rate and the first quarter’s 1.2% rate. It also marked the first time since 2014 that the economy experienced growth of 3% or more for two straight quarters. Growth in the third quarter was powered by robust business spending, and is poised for what could be a modest lift next year from tax reform.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 148,000, well below the expectations of 190,000. This growth was well below the November pace of 252,000, and the 211,000 added in October. An unexpected loss of 20,000 retail positions despite the holiday shopping season, was a significant detractor of the December jobs report. Despite the underwhelming report, December was the 87th straight month in which employers hired more people than they fired, extending the longest stretch of job growth on record. The unemployment rate held at 4.1%, and average hourly earnings rose modestly to the same 2.5% annualized gain as in November.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 1.25% to 1.50%. This was the Fed’s third rate hike in 2017. The minutes revealed that members increased their expectations for 2018 GDP growth from 2.1% to 2.5%. This boosted projection was largely triggered by prospective changes in federal tax policy. Discussions also included other economic observations noting significant improvements in payrolls as the unemployment rate dipped to 4.1%, improvements in the stock market, and that industrial production “increased briskly.” However, the Fed has consistently missed its 2% target for price rise, and members discussed at length the reasons why the reading has remained low. Collectively, they see inflation likely to meet the target over the medium term.

Market Commentary

U.S. stocks followed their strong 2016 performance with another resounding year. The S&P 500 posted positive returns for all 12 months of the 2017 calendar year for the first time in the history of the index. Overall the S&P 500 returned 21.83% closing the year just below the 2,700 mark. The Dow Jones Industrial Average returned 28.11% closing just below the 25,000 mark. Both near record highs.

This boom was a result of resurgent economic growth and blockbuster corporate profits. The biggest catalyst was likely the sweeping tax cuts which over time will save corporate America billions, and encourage companies to return foreign profits held overseas.

Fund Summary

The Spirit of America Large Cap Value Fund, (SOAVX) (the “Fund”) seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals.

Return Summary

The Fund had a total return of 22.10% (no load, gross of fees) in 2017. This compares to its benchmark, the S&P 500 Index, which was up 21.83% for the year 2017.

The material factors that affected the Fund’s slight outperformance of its benchmark, the S&P 500, were market direction and security selection. The top performing sector of the year was information technology which was up 36.91%. The Fund had a higher weighting in information technology than the benchmark. Telecommunication Services and the Energy sectors were the only sectors with negative performances in 2017. The Fund was underweight both of those sectors verses the S&P 500. As part of the security selection process the Fund takes a “value” approach, seeking to invest in securities considered to be conservatively valued relative to comparable companies .The Fund did not rely on derivatives or leverage strategies.

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Including sales charge and expenses, as of December 31, 2017 the Fund’s Class A Shares one year return was 13.92%. The annualized five year return was 11.24%, while the average annual return over the past ten years was 5.64%.

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2017

Information Technology	23.88%	$24,167,642
Financials	14.11%	14,279,364
Health Care	12.23%	12,375,517
Consumer Discretionary	11.36%	11,498,877
Industrials	10.53%	10,655,850
Consumer Staples	7.86%	7,948,162
Real Estate Investment Trusts	7.37%	7,456,928
Energy	6.24%	6,316,760
Telecommunication Services	2.41%	2,439,076
Materials	2.15%	2,177,622
Utilities	1.86%	1,881,032
Total Investments	100.00%	$101,196,830

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited)

For the periods ended December 31, 2017

	1 Year	5 Year	10 Year
Class A Shares – with load	13.92%	11.24%	5.64%
Class A Shares – no load	20.22%	12.45%	6.21%
Class C Shares – with load[1]	18.37%	11.63%	5.45%
Class C Shares – no load[1]	19.37%	11.63%	5.45%
S&P 500 Index[2]	21.83%	15.79%	8.50%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy of $1.20 per year payable in two payments of $0.60 each at mid-year and year-end.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2017 Annual report for the Spirit of America Municipal Tax Free Bond Fund, (“the Fund”). We look forward to continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Mark Reilly
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

9

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2017 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.2%, from the previous 3.3% reading. It was the quickest pace since the first quarter of 2015 and was a pickup from the second quarter’s 3.1% rate and the first quarter’s 1.2% rate. It also marked the first time since 2014 that the economy experienced growth of 3% or more for two straight quarters. Growth in the third quarter was powered by robust business spending, and is poised for what could be a modest lift next year from tax reform.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 148,000, well below the expectations of 190,000. This growth was well below the November pace of 252,000, and the 211,000 added in October. An unexpected loss of 20,000 retail positions despite the holiday shopping season, was a significant detractor of the December jobs report. Despite the underwhelming report, December was the 87th straight month in which employers hired more people than they fired, extending the longest stretch of job growth on record. The unemployment rate held at 4.1%, and average hourly earnings rose modestly to the same 2.5% annualized gain as in November.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 1.25% to 1.50%. This was the Fed’s third rate hike in 2017. The minutes revealed that members increased their expectations for 2018 GDP growth from 2.1% to 2.5%. This boosted projection was largely triggered by prospective changes in federal tax policy. Discussions also included other economic observations noting significant improvements in payrolls as the unemployment rate dipped to 4.1%, improvements in the stock market, and that industrial production “increased briskly.” However, the Fed has consistently missed its 2% target for price rise, and members discussed at length the reasons why the reading has remained low. Collectively, they see inflation likely to meet the target over the medium term.

Market Commentary

Municipal bond volume was $434.76 billion in 2017, down 3.4%, after reaching an all-time high of $451.65 billion issued in 2016. December issuances ballooned to $62.50 billion up from $20.81 billion in the last month of 2016 as state and local municipalities accelerated their offerings to avoid potential changes from the federal tax-overhaul bill that would eliminate tax-exempt advance refundings. The issuance surpassed the previous record of $54.7 billion of deals in December 1985, just before the last comprehensive tax overhaul took effect.

The 30 Year U.S. Treasury yield moved from a 3.05% on 1/3/17 to a 2.74% on 12/29/17. At the same time, the MMD Tax-Free 30 Year AAA yield began the year at a 3.05% on 1/3/17 and ended the year at a 2.54% on 12/29/17. Despite predictions of rising rates and a bond bear market, the bond market experienced another solid year of performance. Interest rates were quiet most of the year and inflation failed to materialize for the most part.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund’s (SOAMX), (the “Fund”), seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

The Fund can invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2017, approximately 95.33% of the portfolio was above investment grade, with 90.30% rated “A” or better. The average rating of holdings in the Fund is Aa3/AA-.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2017, the Fund consists of 358 different positions varied across 45 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2017, Puerto Rico holdings represent 0.99% of the portfolio, down from 1.40% at the end of 2016.

Return Summary

The Fund’s Class A Shares Net Asset Value (NAV) went from $9.33 to $9.47 during 2017. The Fund is currently at $99.24 million in net assets with 2,999 shareholder accounts as of December 31, 2017.

The Fund had a total one year return of 5.70% (no load, gross of fees) for 2017. This compares to the 5.45% return of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The Fund’s slightly higher performance relative to the benchmark was principally due to its slightly longer average life, as well as investing in undervalued tax-free municipal securities.

The material factors that affected the Fund were the positive direction of the bond market and the selection of high quality securities. As a result of the Fund’s focus on quality, it had very little exposure to Puerto Rico whose challenges have been well documented. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2017, the Fund’s Class A Shares one year return was -0.27%. The annualized five year return was 1.26% and the annualized return since inception was 3.44%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and

“C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

11

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2017

New York	21.84%	$21,488,074
Connecticut	11.28%	11,094,142
New Jersey	9.72%	9,566,673
Florida	7.61%	7,492,359
Pennsylvania	6.12%	6,019,197
Texas	4.76%	4,683,182
California	3.76%	3,695,022
Michigan	3.35%	3,295,119
Indiana	2.89%	2,845,438
Massachusetts	2.66%	2,621,293
Washington	1.94%	1,908,802
Maryland	1.73%	1,700,865
District of Columbia	1.65%	1,621,308
New Mexico	1.62%	1,594,837
Georgia	1.52%	1,494,118
Illinois	1.47%	1,449,219
Rhode Island	1.44%	1,415,349
Maine	1.16%	1,144,550
Missouri	1.00%	982,796
Puerto Rico	0.99%	976,963
Louisiana	0.91%	897,188
Nevada	0.88%	870,244
Arizona	0.84%	828,060
North Carolina	0.81%	794,806
Ohio	0.77%	756,732

Alaska	0.72%	$704,589
Iowa	0.63%	622,912
Colorado	0.62%	608,384
Virginia	0.51%	500,348
Wyoming	0.51%	497,537
West Virginia	0.48%	472,612
Tennessee	0.44%	430,130
South Dakota	0.41%	400,200
Oregon	0.36%	356,315
Kentucky	0.36%	350,662
Utah	0.35%	341,071
Nebraska	0.28%	279,777
Kansas	0.27%	266,163
Mississippi	0.27%	263,877
Oklahoma	0.26%	258,348
Vermont	0.25%	250,586
New Hampshire	0.11%	107,533
Alabama	0.11%	103,555
North Dakota	0.10%	102,921
Wisconsin	0.09%	83,810
Virgin Islands	0.06%	62,750
South Carolina	0.05%	52,307
Hawaii	0.04%	43,465
Total Investments	100.00%	$98,396,188

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited)

For the periods ended December 31, 2017

	1 Year	5 Year	Since Inception (February 29, 2008)
Class A Shares – with load	(0.27)%	1.26%	3.44%
Class A Shares – no load	4.75%	2.25%	3.96%
Class C Shares – with load[1]	2.87%	1.33%	3.05%
Class C Shares – no load[1]	3.87%	1.33%	3.05%
Bloomberg Barclays Municipal Bond Index[2]	5.45%	3.02%	4.83%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	The Bloomberg Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

13

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2017 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2017 comes to an end, we could not be more proud and excited about the progress of this fund. Although past performance is no guarantee of future results, the Spirit of America Income Fund has met and exceeded our goals.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner	Mark Reilly
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2017 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.2%, from the previous 3.3% reading. It was the quickest pace since the first quarter of 2015 and was a pickup from the second quarter’s 3.1% rate and the first quarter’s 1.2% rate. It also marked the first time since 2014 that the economy experienced growth of 3% or more for two straight quarters. Growth in the third quarter was powered by robust business spending, and is poised for what could be a modest lift next year from tax reform.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 148,000, well below the expectations of 190,000. This growth was well below the November pace of 252,000, and the 211,000 added in October. An unexpected loss of 20,000 retail positions despite the holiday shopping season, was a significant detractor of the December jobs report. Despite the underwhelming report, December was the 87th straight month in which employers hired more people than they fired, extending the longest stretch of job growth on record. The unemployment rate held at 4.1%, and average hourly earnings rose modestly to the same 2.5% annualized gain as in November.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 1.25% to 1.50%. This was the Fed’s third rate hike in 2017. The minutes revealed that members increased their expectations for 2018 GDP growth from 2.1% to 2.5%. This boosted projection was largely triggered by prospective changes in federal tax policy. Discussions also included other economic observations noting significant improvements in payrolls as the unemployment rate dipped to 4.1%, improvements in the stock market, and that industrial production “increased briskly.” However, the Fed has consistently missed its 2% target for price rise, and members discussed at length the reasons why the reading has remained low. Collectively, they see inflation likely to meet the target over the medium term.

Market Commentary

The 30 Year U.S. Treasury yield moved from a 3.05% on 1/3/17 to a 2.74% on 12/29/17. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.84% on 1/3/17 and ended the year at a 3.41% on 12/29/17. Despite predictions of rising rates and a bond bear market, the bond market experienced another solid year of performance. Interest rates were quiet most of the year and inflation failed to materialize for the most part.

In 2017, the U.S. markets boomed as a result of resurgent economic growth and blockbuster corporate profits. The biggest catalyst was likely the sweeping tax cuts which over time will save corporate America billions, and encourage companies to return foreign profits held overseas. The Dow Jones Industrial Average raced 25% higher in 2017, getting even closer to 25,000 and making this year its best since 2013. The S&P 500 and Nasdaq also had their best years since 2013, with the S&P 500 up 19% and the Nasdaq up 28%.

Fund Summary

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the second largest fund in the Spirit of America Family of Funds based on assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2017, the Fund had over 75% of its assets in taxable municipal bonds, more than 8% in preferred stock, over 8% in corporate bonds, and over 4% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis and we have a wealth of knowledge and experience in trading.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results continue to validate that belief.

15

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Return Summary

The Fund had a total return of 8.69% (no load, gross of fees) for the year ending December 31, 2017. This compares to the 3.54% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance relative to its benchmark was principally due to its longer average life, as well as the outperformance of taxable municipal bonds relative to the overall fixed income market. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2017, the Fund’s Class A Shares one year return was 2.44%. The Fund Class A Shares, which began operations on December 31, 2008, had an annualized five year return of 3.42% and an annualized return since inception of 7.53%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk with a focus on quality.

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2017

Municipal Bonds	75.61%	$153,766,197
Preferred Stocks	8.52%	17,323,581
Corporate Bonds	8.81%	17,917,297
Common Stocks	6.90%	14,025,528
Collateralized Mortgage Obligations	0.11%	226,066
Money Market	0.05%	106,917
Total Investments	100.00%	$203,365,586

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited)

For the periods ended December 31, 2017

	1 Year	5 Year	Since Inception (December 31, 2008)
Class A Shares – with load	2.44%	3.42%	7.53%
Class A Shares – no load	7.51%	4.43%	8.12%
Class C Shares – with load[1]	5.77%	3.65%	7.31%
Class C Shares – no load[1]	6.77%	3.65%	7.31%
Bloomberg Barclays U.S. Aggregate Index[2]	3.54%	2.10%	3.87%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

17

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the Annual Report for the Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 8, 2013.

We hope you are as excited as we are to be a part of our fund. We anticipate the assets in the Fund will continue to grow. The Fund is designed to deliver attractive returns to our investors. Since its inception, the Fund has experienced an increase in assets under management and we look forward to continued inflows in the upcoming year.

We firmly believe that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2017 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.2%, from the previous 3.3% reading. It was the quickest pace since the first quarter of 2015 and was a pickup from the second quarter’s 3.1% rate and the first quarter’s 1.2% rate. It also marked the first time since 2014 that the economy experienced growth of 3% or more for two straight quarters. Growth in the third quarter was powered by robust business spending, and is poised for what could be a modest lift next year from tax reform.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 148,000, well below the expectations of 190,000. This growth was well below the November pace of 252,000, and the 211,000 added in October. An unexpected loss of 20,000 retail positions despite the holiday shopping season, was a significant detractor of the December jobs report. Despite the underwhelming report, December was the 87th straight month in which employers hired more people than they fired, extending the longest stretch of job growth on record. The unemployment rate held at 4.1%, and average hourly earnings rose modestly to the same 2.5% annualized gain as in November.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 1.25% to 1.50%. This was the Fed’s third rate hike in 2017. The minutes revealed that members increased their expectations for 2018 GDP growth from 2.1% to 2.5%. This boosted projection was largely triggered by prospective changes in federal tax policy. Discussions also included other economic observations noting significant improvements in payrolls as the unemployment rate dipped to 4.1%, improvements in the stock market, and that industrial production “increased briskly.” However, the Fed has consistently missed its 2% target for price rise, and members discussed at length the reasons why the reading has remained low. Collectively, they see inflation likely to meet the target over the medium term.

Market Commentary

In 2017, the U.S. markets boomed as a result of resurgent economic growth and blockbuster corporate profits. The biggest catalyst was likely the sweeping tax cuts which over time will save corporate America billions, and encourage companies to return foreign profits held overseas. The Dow Jones Industrial Average raced 25% higher in 2017, getting even closer to 25,000 and making this year its best since 2013. The S&P 500 and Nasdaq also had their best years since 2013, with the S&P 500 up 19% and the Nasdaq up 28%.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a capitalization-weighted composite of 50 energy MLPs, had a total return of -6.52% for the period of December 31, 2016 through December 31, 2017.

The 30 Year U.S. Treasury yield moved from a 3.05% on 1/3/17 to a 2.74% on 12/29/17. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.84% on 1/3/17 and ended the year at a 3.41% on 12/29/17. Despite predictions of rising rates and a bond bear market, the bond market experienced another solid year of performance. Interest rates were quiet most of the year and inflation failed to materialize for the most part.

Fund Summary

The Spirit of America Income and Opportunity Fund’s, (SOAOX) (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, Real Estate Investment Trusts (“REITs”), and MLPs.

At the end of 2017, the Fund had more than 38% of its assets invested in taxable municipal bonds, over 22% in preferred stock, over 8% in MLPs, over 5% in corporate bonds, and over 23% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on years of experience being involved with the markets.

19

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Return Summary

The Fund, had a total one year return of 9.76% (no load, gross of fees) as of December 31, 2017. This compares to the 3.54% return of its benchmark, the Bloomberg Barclay U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, yields fell on both the long U.S. Treasury Bond and the taxable municipal market over the year. While MLPs were down for the year, overall the stock market had a banner year. The upward trajectory of both the bond and stock markets offset the negative return on MLPs contributed to the Fund’s outperformance of the benchmark which is solely a measure of the bond market.

The material factors that affected the Fund were market direction and security selection. The holdings of the Fund were chosen based on consideration of several factors including credit ratings, market capitalization, and securities that provide income. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2017, the Fund’s Class A Shares one year return was 3.30%. The Fund Class A Shares, which began operations on July 8, 2013, had an annualized return since inception of 3.25% as of December 31, 2017.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2017

Municipal Bonds	38.84%	$20,396,621
Common Stocks	32.37%	16,998,854
Preferred Stocks	22.86%	12,007,503
Corporate Bonds	5.93%	3,115,177
Total Investments	100.00%	$52,518,155

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited)

For the periods ended December 31, 2017

	1 Year	Since Inception (July 8, 2013)
Class A Shares – with load	3.30%	3.25%
Class A Shares – no load	8.41%	4.38%
Class C Shares – with load[1]	6.61%	3.49%
Class C Shares – no load[1]	7.61%	3.49%
Bloomberg Barclays U.S. Aggregate Index[2]	3.54%	3.05%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

21

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2017

	Shares	Market Value
Common Stocks 95.96%

Diversified REITs 3.42%
American Assets Trust, Inc.	10,400	$397,696
Colony NorthStar, Inc.	50,000	570,500
Gramercy Property Trust	18,333	488,758
Spirit Realty Capital, Inc.	12,400	106,392
STORE Capital Corp.	3,780	98,431
WP Carey, Inc.	29,000	1,998,100
		3,659,877

Energy 4.45%
Andeavor	1,750	200,095
Cheniere Energy Partners LP	7,100	210,444
Enterprise Products Partners LP	54,677	1,449,487
Exxon Mobil Corp.	1,500	125,460
Kinder Morgan, Inc.	2,500	45,175
Magellan Midstream Partners LP	9,200	652,648
MPLX LP	18,686	662,792
Phillips 66	1,500	151,725
Spectra Energy Partners LP	9,755	385,713
Valero Energy Corp.	2,000	183,820
Western Gas Partners LP	14,680	705,961
		4,773,320

Health Care REITs 2.43%
Global Medical REIT, Inc.	15,000	123,000
Healthcare Trust of America, Inc.	6,000	180,240
Ventas, Inc.	19,900	1,194,199
Welltower, Inc.	17,300	1,103,221
		2,600,660

Hotel & Resort REITs 11.26%
Apple Hospitality REIT, Inc.	92,210	1,808,238
Ashford Hospitality Prime, Inc.	33,100	322,063
Ashford Hospitality Trust, Inc.	115,125	774,791
Chesapeake Lodging Trust	33,200	899,388
DiamondRock Hospitality Co.	207,147	2,338,690
HCP, Inc.	25,618	668,117
Hersha Hospitality Trust	74,750	1,300,650
Pebblebrook Hotel Trust	53,031	1,971,162
RLJ Lodging Trust	74,834	1,644,103
Sotherly Hotels, Inc.	52,000	335,400
		12,062,602

Industrial REITs 7.87%
Crown Castle International Corp.	4,650	516,197
DCT Industrial Trust, Inc.	14,214	835,499
Prologis, Inc.	93,225	6,013,945
STAG Industrial, Inc.	20,500	560,265
Terreno Realty Corp.	14,575	511,000
		8,436,906

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value
Mortgage REITs 3.23%
Blackstone Mortgage Trust, Inc.	44,000	$1,415,920
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	44,567	1,072,282
Starwood Property Trust, Inc.	45,550	972,492
		3,460,694

Office REITs 12.45%
Alexandria Real Estate Equities, Inc.	4,700	613,773
Boston Properties, Inc.	22,150	2,880,164
City Office REIT, Inc.	129,258	1,681,647
Hudson Pacific Properties, Inc.	79,400	2,719,450
JBG SMITH Properties	5,000	173,650
Kilroy Realty Corp.	32,365	2,416,047
SL Green Realty Corp.	20,550	2,074,111
Vornado Realty Trust	10,000	781,800
		13,340,642

Residential REITs 22.26%
American Campus Communities, Inc.	16,500	676,995
American Tower Corp., Class A	6,250	891,688
Apartment Investment & Management Co.	60,180	2,630,468
AvalonBay Communities, Inc.	14,790	2,638,684
Camden Property Trust	24,500	2,255,470
Education Realty Trust, Inc.	30,825	1,076,409
Equity LifeStyle Properties, Inc.	22,150	1,971,793
Equity Residential	34,815	2,220,153
Essex Property Trust, Inc.	10,036	2,422,389
Mid-America Apartment Communities, Inc.	24,872	2,501,128
Sun Communities, Inc.	23,350	2,166,413
UDR, Inc.	62,306	2,400,027
		23,851,617

Retail REITs 8.85%
Federal Realty Investment Trust	21,275	2,825,533
GGP, Inc.	34,900	816,311
Kimco Realty Corp.	53,819	976,815
Realty Income Corp.	9,880	563,358
Regency Centers Corp.	19,800	1,369,764
Simon Property Group, Inc.	17,050	2,928,167
		9,479,948

Specialized REITs 19.74%
CoreCivic, Inc.	5,150	115,875
CoreSite Realty Corp.	40,000	4,556,000
CubeSmart	18,000	520,560
CyrusOne, Inc.	33,600	2,000,208
Digital Realty Trust, Inc.	55,531	6,324,981
Equinix, Inc.	4,100	1,858,202
Extra Space Storage, Inc.	17,050	1,491,022
GEO Group, Inc. (The)	6,150	145,140
Life Storage, Inc.	15,850	1,411,759
QTS Realty Trust, Inc., Class A	50,350	2,726,956
		21,150,703
Total Common Stocks (Cost $72,372,868)		102,816,969

Preferred Stocks 3.49%

Diversified REITs 0.05%
PS Business Parks, Inc., Series Y, 5.20%	2,000	50,200

23

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value
Financials 0.24%
Arch Capital Group Ltd., Series E, 5.25%	2,000	$50,240
Arch Capital Group Ltd., Series F, 5.45%	2,000	50,680
Carlyle Group LP/The, Series A, 5.88%	2,000	50,740
Wells Fargo & Co., Series W, 5.70%	4,000	103,960
		255,620

Hotel & Resort REITs 0.21%
Ashford Hospitality Trust, Inc., Series F, 7.38%	3,000	76,200
Hersha Hospitality Trust, Series D, 6.50%	2,000	49,320
Sotherly Hotels, Inc., Series C, 7.88%	1,000	25,400
Sotherly Hotels, Inc., Series B, 8.00%	3,000	76,920
		227,840

Residential REITs 0.05%
American Homes 4 Rent, Series G, 5.88%	2,000	50,340

Retail REITs 0.97%
Federal Realty Investment Trust, Series C, 5.00%	4,500	113,265
Monmouth Real Estate Investment Corp., Series C, 6.13%	2,000	50,080
National Retail Properties, Inc., Series F, 5.20%	8,000	200,720
National Retail Properties, Inc., Series E, 5.70%	26,364	673,864
		1,037,929

Specialized REITs 1.93%
Digital Realty Trust, Inc., Series H, 7.38%	6,000	160,020
Digital Realty Trust, Inc., Series I, 6.35%	11,018	303,105
Digital Realty Trust, Inc., Series J, 5.25%	4,000	100,400
Public Storage, Series B, 5.40%	29,200	750,148
Public Storage, Series Z, 6.00%	6,000	158,700
Public Storage, Series W, 5.20%	6,000	149,940
Public Storage, Series C, 5.13%	2,000	50,940
Public Storage, Series G, 5.05%	4,000	99,800
Public Storage, Series E, 4.90%	10,000	248,900
Public Storage, Series D, 4.95%	2,000	50,040
		2,071,993

Utilities 0.04%
Entergy Louisiana LLC, 4.88%	2,000	49,640
Total Preferred Stocks (Cost $3,679,532)		3,743,562

Municipal Bonds 0.52%
Franklin County Convention Facilities Authority, 6.54%, 12/1/36	140,000	166,600
Miami-Dade County, FL, 5.07%, 4/1/50	100,000	112,405
Port Authority of New York & New Jersey, 4.82%, 6/1/45	250,000	275,398
Total Municipal Bonds (Cost $538,855)		554,403

Total Investments — 99.97%
(Cost $76,591,255)		107,114,934
Other Assets in Excess of Liabilities — 0.03%		27,070

NET ASSETS — 100.00%		$107,142,004

See accompanying notes which are an integral part of these financial statements.

24	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2017

	Shares	Market Value

Common Stocks 96.00%

Consumer Discretionary 11.37%
Adient PLC	7,385	$581,200
CBS Corp., Class B	10,100	595,900
Comcast Corp., Class A	30,000	1,201,500
D.R. Horton, Inc.	9,000	459,630
Home Depot, Inc. (The)	15,450	2,928,238
Johnson Controls International PLC	10,853	413,608
Lennar Corp., Class B	100	5,168
Lennar Corp., Class A	5,000	316,200
McDonald’s Corp.	8,980	1,545,638
MGM Resorts International	5,700	190,323
Ross Stores, Inc.	6,000	481,500
Royal Caribbean Cruises Ltd.	5,000	596,400
Target Corp.	5,000	326,250
TJX Companies, Inc. (The)	3,200	244,672
Walt Disney Co. (The)	15,000	1,612,650
		11,498,877

Consumer Staples 7.86%
Altria Group, Inc.	25,700	1,835,237
Clorox Co. (The)	2,350	349,539
Coca-Cola Co.(The)	15,700	720,316
Colgate-Palmolive Co.	3,000	226,350
ConAgra Foods, Inc.	8,100	305,127
Kimberly-Clark Corp.	6,000	723,960
Kraft Heinz Co. (The)	2,999	233,202
Lamb Weston Holdings, Inc.	4,800	270,960
PepsiCo, Inc.	9,150	1,097,268
Philip Morris International, Inc.	9,900	1,045,935
Procter & Gamble Co. (The)	4,700	431,836
Wal-Mart Stores, Inc.	7,174	708,432
		7,948,162

Energy 5.99%
Andeavor	2,000	228,680
Apache Corp.	3,000	126,660
Chevron Corp.	8,260	1,034,069
ConocoPhillips	8,550	469,310
Devon Energy Corp.	3,000	124,200
EOG Resources, Inc.	8,700	938,817
Exxon Mobil Corp.	15,950	1,334,058
Halliburton Co.	7,100	346,977
Schlumberger Ltd.	4,300	289,777
Valero Energy Corp.	12,700	1,167,257
		6,059,805

Financials 12.34%
American Express Co.	10,000	993,100
Bank of America Corp.	45,800	1,352,016
Blackstone Group LP (The)	16,700	534,734
Brighthouse Financial, Inc.*	761	44,625

25

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Financials (cont.)
Carlyle Group LP/The	14,400	$329,760
Citigroup, Inc.	12,300	915,243
CME Group, Inc.	5,100	744,855
Fifth Third Bancorp	15,400	467,236
Goldman Sachs Group, Inc.(The)	3,265	831,791
Hartford Financial Services Group, Inc.(The)	15,000	844,200
Huntington Bancshares, Inc.	30,050	437,528
JPMorgan Chase & Co.	15,977	1,708,580
M&T Bank Corp.	2,200	376,178
MetLife, Inc.	8,375	423,440
Prudential Financial, Inc.	4,500	517,410
Travelers Cos., Inc.(The)	1,400	189,896
U.S. Bancorp	9,700	519,726
Wells Fargo & Co.	20,476	1,242,279
		12,472,597

Health Care 12.24%
AbbVie, Inc.	4,700	454,537
Aetna, Inc.	3,800	685,482
Allergan PLC	3,300	539,814
Amgen, Inc.	3,250	565,175
Bristol-Myers Squibb Co.	14,000	857,920
Centene Corp.*	3,800	383,344
Edwards LifeSciences Corp.*	1,000	112,710
Gilead Sciences, Inc.	5,300	379,692
Humana, Inc.	3,000	744,210
Johnson & Johnson	10,810	1,510,373
Laboratory Corp. of America Holdings*	600	95,706
McKesson Corp.	4,400	686,180
Medtronic PLC	9,029	729,092
Merck & Co., Inc.	13,100	737,137
Mylan NV*	2,800	118,468
Perrigo Co. PLC	1,300	113,308
Pfizer, Inc.	16,900	612,118
Quest Diagnostics, Inc.	4,500	443,205
Thermo Fisher Scientific, Inc.	2,700	512,676
UnitedHealth Group, Inc.	9,500	2,094,370
		12,375,517

Industrials 10.54%
3M Co.	5,650	1,329,840
American Airlines Group, Inc.	1,000	52,030
Boeing Co.(The)	5,800	1,710,478
Caterpillar, Inc.	9,350	1,473,373
CSX Corp.	20,400	1,122,204
Deere & Co.	4,000	626,040
Delta Air Lines, Inc.	2,000	112,000
FedEx Corp.	4,300	1,073,022
General Electric Co.	32,481	566,793
Honeywell International, Inc.	4,750	728,460
Masco Corp.	11,500	505,310
United Technologies Corp.	3,500	446,495
Waste Connections, Inc.	12,825	909,805
		10,655,850

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Information Technology 23.80%
Accenture PLC, Class A	6,750	$1,033,357
Adobe Systems, Inc.*	4,200	736,008
Apple, Inc.	23,200	3,926,136
Applied Materials, Inc.	19,800	1,012,176
Cisco Systems, Inc.	28,900	1,106,870
Cognizant Technology Solutions Corp., Class A	10,100	717,302
Corning, Inc.	20,600	658,994
Dell Technologies, Inc., Class V*	2,006	163,048
DXC Technology Co.	3,528	334,807
Hewlett Packard Enterprise Co.	14,300	205,348
HP, Inc.	27,400	575,674
Intel Corp.	26,400	1,218,624
International Business Machines Corp.	2,858	438,474
MasterCard, Inc., Class A	7,500	1,135,200
Micro Focus International PLC ADR*	1,963	65,937
Microsoft Corp.	34,450	2,946,853
NetApp, Inc.	5,600	309,792
NVIDIA Corp.	1,970	381,195
Oracle Corp.	24,800	1,172,544
Paychex, Inc.	8,850	602,508
QUALCOMM, Inc.	7,800	499,356
Seagate Technology PLC	4,050	169,452
Symantec Corp.	26,200	735,172
Texas Instruments, Inc.	16,525	1,725,871
Visa, Inc.	19,200	2,189,184
		24,059,882

Materials 2.15%
AdvanSix, Inc.*	4,448	187,127
CF Industries Holdings, Inc.	8,700	370,098
DowDuPont, Inc.	22,752	1,620,397
		2,177,622

Real Estate Investment Trusts 6.18%
Alexandria Real Estate Equities, Inc.	1,650	215,474
American Campus Communities, Inc.	10,750	441,073
American Tower Corp., Class A	4,350	620,615
Apple Hospitality REIT, Inc.	16,550	324,546
CoreCivic, Inc.	5,150	115,875
Crown Castle International Corp.	4,250	471,793
CyrusOne, Inc.	5,450	324,439
DiamondRock Hospitality Co.	10,000	112,900
Digital Realty Trust, Inc.	2,200	250,580
Education Realty Trust, Inc.	20,650	721,098
GEO Group, Inc. (The)	8,700	205,320
Gramercy Property Trust	9,166	244,366
Healthcare Realty Trust, Inc.	5,000	160,600
Healthcare Trust of America, Inc.	4,500	135,180
Invesco Mortgage Capital, Inc.	7,000	124,810
Pebblebrook Hotel Trust	3,900	144,963
Prologis, Inc.	7,000	451,570
QTS Realty Trust, Inc., Class A	2,300	124,568

27

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Real Estate Investment Trusts (cont.)
Realty Income Corp.	2,000	$114,040
Simon Property Group, Inc.	2,400	412,176
Sun Communities, Inc.	3,900	361,842
Terreno Realty Corp.	2,000	70,120
Welltower, Inc.	1,500	95,655
		6,243,603

Telecommunication Services 1.84%
AT&T, Inc.	24,350	946,728
Verizon Communications, Inc.	17,240	912,513
		1,859,241

Utilities 1.69%
AES Corp.	8,000	86,640
American Electric Power Co., Inc.	1,750	128,748
Edison International	1,100	69,564
NextEra Energy, Inc.	5,600	874,664
WEC Energy Group, Inc.	8,200	544,726
		1,704,342
Total Common Stocks (Cost $56,019,505)		97,055,498

Preferred Stocks 4.10%

Energy 0.25%
Callon Petroleum Co., Series A, 10.00%	5,000	256,955

Financials 1.79%
AGNC Investment Corp., Series B, 7.75%	6,000	155,040
American Financial Group, Inc., 6.00%	5,300	138,966
AmTrust Financial Services, Inc., 7.50%	2,500	64,725
Ares Management LP, Series A, 7.00%	2,500	66,250
Bank of America Corp., Series EE, 6.00%	2,500	67,975
Bank of America Corp., Series W, 6.63%	2,000	54,300
BGC Partners, Inc., 8.13%	5,000	129,500
Capital One Financial Corp., Series D, 6.70%	2,000	53,640
Carlyle Group LP/The, Series A, 5.88%	3,000	76,110
Charles Schwab Corp. (The), Series C, 6.00%	2,000	53,760
Citigroup, Inc., Series L, 6.88%	3,000	79,680
Hancock Holding Co., 5.95%	2,500	65,200
Hercules Capital, Inc., 6.25%	1,420	36,380
JPMorgan Chase & Co., Series T, 6.70%	2,000	54,080
KKR & Co. LP, Series B, 6.50%	2,000	53,540
KKR Financial Holdings LLC, Series A, 7.38%	3,000	76,290
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	177,176
Oxford Lane Capital Corp., Series 2024, 6.75%	2,500	62,875
Prospect Capital Corp., 6.25%	4,000	103,520
Torchmark Corp., 6.13%	5,000	133,800
Wells Fargo & Co., Series W, 5.70%	4,000	103,960
		1,806,767

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Information Technology 0.11%
eBay, Inc., 6.00%	4,000	$107,760

Real Estate Investment Trusts 1.20%
Annaly Capital Management, Inc., Series F, 6.95%	2,000	51,640
Ashford Hospitality Trust, Inc., Series F, 7.38%	3,000	76,200
Bluerock Residential Growth REIT, Inc., Series D, 7.13%	3,000	75,600
Digital Realty Trust, Inc., Series H, 7.38%	5,000	133,350
Digital Realty Trust, Inc., Series I, 6.35%	2,500	68,775
Federal Realty Investment Trust, Series C, 5.00%	2,000	50,340
Hersha Hospitality Trust, Series D, 6.50%	3,000	73,980
Hersha Hospitality Trust, Series E, 6.50%	5,000	123,700
LaSalle Hotel Properties, Series J, 6.30%	2,500	64,350
Monmouth Real Estate Investment Corp., Series C, 6.13%	2,000	50,080
National Retail Properties, Inc., Series F, 5.20%	3,000	75,270
Public Storage, Series B, 5.40%	4,000	102,760
Public Storage, Series E, 4.90%	4,000	99,560
Sotherly Hotels, Inc., Series B, 8.00%	3,000	76,920
Sotherly Hotels, Inc., Series C, 7.88%	1,000	25,400
Vornado Realty Trust, Series M, 5.25%	2,500	65,400
		1,213,325

Telecommunication Services 0.57%
AT&T, Inc., 5.35%	3,000	78,270
Qwest Corp., 6.63%	2,500	56,600
Qwest Corp., 6.88%	2,000	47,080
Qwest Corp., 7.00%	2,500	61,775
Qwest Corp., 7.00%	5,000	118,750
Telephone & Data Systems, Inc., 7.00%	4,000	101,120
United States Cellular Corp., 7.25%	2,500	64,800
United States Cellular Corp., 7.25%	2,000	51,440
		579,835

Utilities 0.18%
DTE Energy Co., Series B, 5.38%	2,000	50,940
Entergy Mississippi, Inc., 4.90%	5,000	125,750
		176,690
Total Preferred Stocks (Cost $3,998,856)		4,141,332

Total Investments — 100.10%
(Cost $60,018,361)		101,196,830
Liabilities in Excess of Other Assets — (0.10)%		(104,165)

NET ASSETS — 100.00%		$101,092,665

*	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

29

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2017

	Principal Amount	Market Value
Municipal Bonds 99.15%

Alabama 0.11%
Cullman County Health Care Authority, Refunding Revenue Bonds, Callable 02/01/19 @ 100, (OID), 6.75%, 02/01/29	$100,000	$103,555

Alaska 0.71%
Alaska Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 4.25%, 12/01/40	100,000	103,243
Alaska Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 4.13%, 12/01/37	100,000	102,891
Northern Tobacco Securitization Corp., Refunding Revenue Bonds, Callable 01/19/18 @ 100, (OID), 5.00%, 06/01/32	500,000	498,455
		704,589

Arizona 0.84%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Callable 07/01/19 @ 100, (OID), 5.00%, 07/01/28	100,000	104,415
City of Phoenix, AZ, General Obligation Unlimited, Callable 07/01/26 @ 100, 5.00%, 07/01/27	500,000	617,525
State of Arizona Lottery Revenue, Public Improvements Revenue Bonds, Callable 01/01/20 @ 100, (AGM), 5.00%, 07/01/28	100,000	106,120
		828,060

California 3.72%
California Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (OID), 6.13%, 10/01/30	250,000	291,047
California State Public Works Board, Revenue Bonds, Callable 11/01/26 @ 100, 5.00%, 11/01/29	600,000	728,742
City of Los Angeles, CA Wastewater System Revenue, Refunding Revenue Bonds, Callable 06/01/22 @ 100, (OID), 3.38%, 06/01/29	100,000	104,398
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	265,587
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/26	50,000	52,929
Los Angeles Community College District, General Obligation Unlimited, Callable 08/01/26 @ 100, 4.00%, 08/01/38	500,000	545,860
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, Callable 05/15/26 @ 100, 4.00%, 05/15/37	145,000	155,321
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, (OID), 5.25%, 11/01/30	250,000	274,905
State of California, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	220,000	224,668
State of California, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	280,000	285,942
State of California, General Obligation Unlimited, Callable 09/01/26 @ 100, 4.00%, 09/01/36	175,000	190,624
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, (OID), 6.00%, 04/01/38	100,000	105,448
State of California, General Obligation Unlimited, Callable 08/01/25 @ 100, 5.00%, 08/01/29	250,000	300,735
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/28	140,000	147,748
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/20	20,000	21,068
		3,695,022

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Colorado 0.61%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	$100,000	$107,259
Montrose Memorial Hospital, Inc., Hospital Improvements, Revenue Bonds, Callable 01/31/18 @ 100, (OID), 6.00%, 12/01/33	500,000	501,125
		608,384

Connecticut 11.18%
City of New Haven, CT, General Obligation Unlimited, Callable 08/15/26 @ 100, 5.00%, 08/15/36	230,000	258,925
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 05/15/21 @ 100, (GO OF AUTH), 3.35%, 05/15/28	250,000	255,243
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 05/15/21 @ 100, 3.25%, 11/15/27	150,000	153,194
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 11/15/21 @ 100, (OID), 3.30%, 11/15/37	250,000	252,258
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 05/15/21 @ 100, (GO OF AUTH), 4.63%, 11/15/41	215,000	224,798
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 05/15/20 @ 100, (GO OF AUTH), 4.88%, 11/15/46	100,000	104,526
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 05/15/21 @ 100, 3.50%, 05/15/31	250,000	256,205
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 11/15/25 @ 100, 3.25%, 11/15/36	250,000	254,170
Connecticut Housing Finance Authority, Revenue Bonds, Callable 05/15/27 @ 100, 3.40%, 11/15/37	25,000	25,599
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 05/15/22 @ 100, 3.05%, 05/15/31	250,000	252,560
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 05/15/21 @ 100, 3.75%, 11/15/35	500,000	511,460
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 05/15/21 @ 100, 3.88%, 11/15/38	540,000	555,752
Connecticut State Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 07/01/22 @ 100, (OID), 4.50%, 07/01/38	500,000	529,675
Connecticut State Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	543,395
Connecticut State Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 07/01/22 @ 100, (OID), 4.25%, 07/01/31	500,000	529,195
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/37	150,000	152,675
Connecticut State Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 07/01/24 @ 100, 5.00%, 07/01/34	100,000	112,876
Connecticut State Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	257,565
Connecticut State Health & Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	107,138
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Callable 07/01/26 @ 100, 5.00%, 07/01/34	250,000	290,502
Connecticut State Health & Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/40	125,000	135,129
Connecticut State Health & Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, (OID), 4.75%, 07/01/30	100,000	107,494
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	95,000	96,694

31

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	$5,000	$5,091
Connecticut State Health & Educational Facilities Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Callable 07/01/21 @ 100, 5.00%, 07/01/32	440,000	477,334
Connecticut State Health & Educational Facilities Authority, Private Primary Schools, Revenue Bonds, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	103,409
State of Connecticut, General Obligation Unlimited, 5.00%, 06/15/24	250,000	288,300
State of Connecticut, General Obligation Unlimited, Callable 03/15/26 @ 100, 5.00%, 03/15/31	500,000	570,245
State of Connecticut, Public Improvements, General Obligation Unlimited, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	258,748
State of Connecticut, General Obligation Unlimited, Callable 11/15/25 @ 100, 5.00%, 11/15/26	250,000	291,850
State of Connecticut, General Obligation Unlimited, Callable 03/15/26 @ 100, 4.00%, 03/15/36	500,000	527,155
State of Connecticut, General Obligation Unlimited, Callable 04/15/27 @ 100, 5.00%, 04/15/32	500,000	576,105
State of Connecticut, Public Improvements, General Obligation Unlimited, Callable 03/01/24 @ 100, (OID), 4.00%, 03/01/33	400,000	418,208
State of Connecticut, General Obligation Unlimited, 5.00%, 11/01/20	100,000	108,033
State of Connecticut, General Obligation Unlimited, Callable 06/15/25 @ 100, 5.00%, 06/15/28	250,000	286,750
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 5.00%, 01/01/28	445,000	494,942
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	108,004
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 10/01/23 @ 100, 5.00%, 10/01/30	250,000	279,410
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 02/15/24 @ 100, 5.00%, 02/15/34	250,000	280,715
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 02/15/20 @ 100, (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	52,815
		11,094,142

District of Columbia 1.63%
District of Columbia, Hospital Improvements, Revenue Bonds, Callable 07/15/18 @ 101, (AGM), 5.45%, 07/15/35	490,000	504,778
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/15/23 @ 100, (Fannie Mae), 4.45%, 06/15/31	320,000	339,485
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 12/01/21 @ 100, (Fannie Mae), 4.90%, 06/01/40	280,000	305,298
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 04/01/26 @ 100, 5.00%, 10/01/34	150,000	177,287
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 04/01/26 @ 100, 5.00%, 10/01/36	250,000	294,460
		1,621,308

Florida 7.55%
Central Florida Expressway Authority, Revenue Bonds, Callable 07/01/26 @ 100, 4.00%, 07/01/35	150,000	162,344
Citizens Property Insurance Corp., Miscellaneous Purposes, Revenue Bonds, 4.75%, 06/01/20	150,000	160,173
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	134,141
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	112,785
City of Miami, FL Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.35%, 10/01/39	500,000	527,320

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Florida (cont.)
City of Orlando, FL, Public Improvements, Revenue Bonds, Callable 10/01/24 @ 100, 5.00%, 10/01/46	$1,000,000	$1,161,650
County of Miami-Dade, FL, Hospital Improvements, Revenue Bonds, Callable 06/01/19 @ 100, (OID), 5.75%, 06/01/39	110,000	116,502
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.38%, 10/01/28	250,000	264,562
County of Miami-Dade, FL, Public Improvements, General Obligation Unlimited, Callable 07/01/18 @ 100, (OID), 5.63%, 07/01/38	250,000	255,225
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.50%, 08/15/24	250,000	273,375
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.75%, 08/15/29	160,000	174,758
Florida Gulf Coast University Financing Corp., University & College Improvements, Revenue Bonds, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	108,039
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, Callable 04/01/21 @ 100, (OID), 6.00%, 04/01/26	130,000	144,261
Florida Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Callable 07/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 5.00%, 07/01/39	65,000	67,592
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	110,371
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	111,376
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	558,900
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	217,450
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, Callable 02/05/18 @ 100, 5.13%, 05/15/37	250,000	250,063
JEA Water & Sewer System Revenue, Revenue Bonds, Callable 02/05/18 @ 100, (OID), 3.88%, 10/01/37	250,000	250,148
Miami-Dade County Aviation Revenue, Revenue Bonds, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	35,000	38,347
Miami-Dade County Aviation Revenue, Revenue Bonds, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	115,000	125,187
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, (AMBAC), 5.25%, 04/01/31	260,000	324,834
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	435,192
Orange County Health Facilities Authority, Hospital Improvements, Revenue Bonds, 5.25%, 10/01/19	160,000	169,376
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	50,083
School Board of Miami-Dade County/The, Certificate of Participation, Callable 02/01/26 @ 100, 4.00%, 02/01/33	1,000,000	1,077,200
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, 5.00%, 07/01/37	100,000	111,105
		7,492,359

Georgia 1.51%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/35	250,000	265,897
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	352,550

33

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Georgia (cont.)
City of Atlanta, GA Water and Wastewater Revenue, Revenue Bonds, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	$85,000	$90,311
City of Atlanta, GA Water and Wastewater Revenue, Revenue Bonds, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	165,000	176,327
Fulton County Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (OID), 4.25%, 10/01/37	100,000	105,667
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/01/22	150,000	169,541
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/31	50,000	55,693
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/41	250,000	278,132
		1,494,118

Hawaii 0.04%
Hawai’i Pacific Health, Hospital Improvements, Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.75%, 07/01/40	40,000	43,465

Illinois 1.46%
Illinois Finance Authority, Refunding Revenue Bonds, Callable 02/15/20 @ 100, (OID), 6.00%, 08/15/38	175,000	190,614
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/21 @ 100, (OID), 5.88%, 08/15/34	100,000	113,348
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/18 @ 100, (OID), 5.25%, 08/15/47	250,000	255,993
Illinois Finance Authority, Refunding Revenue Bonds, Callable 02/15/20 @ 100, (OID), 5.50%, 08/15/24	215,000	231,957
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 6.00%, 06/01/28	250,000	285,297
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 5.13%, 06/01/19	250,000	262,065
University of Illinois, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	109,945
		1,449,219

Indiana 2.87%
Indiana Finance Authority, Hospital Revenue, Revenue Bonds, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	20,000	21,131
Indiana Finance Authority, Refunding Revenue Bonds, Callable 12/01/19 @ 100, (OID), 5.25%, 12/01/38	265,000	283,452
Indiana Finance Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/19 @ 100, (OID), 5.25%, 11/01/39	250,000	267,162
Indiana Finance Authority, Hospital Revenue, Revenue Bonds, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	95,000	100,053
Town of Munster, IN, Public Improvements, Tax Allocation Bonds, Callable 07/15/21 @ 100, (OID), 5.13%, 01/15/31	2,000,000	2,173,640
		2,845,438

Iowa 0.63%
Iowa Finance Authority, Revenue Bonds, Callable 08/15/19 @ 100, (OID), 5.38%, 08/15/29	300,000	318,147
State of Iowa, Revenue Bonds, Callable 06/01/26 @ 100, 5.00%, 06/01/27	250,000	304,765
		622,912

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Kansas 0.27%
Kansas Development Finance Authority, Revenue Bonds, Callable 01/01/20 @ 100, 5.00%, 01/01/35	$35,000	$37,220
Kansas Development Finance Authority, Revenue Bonds, Callable 01/01/20 @ 100, 5.00%, 01/01/35	215,000	228,943
		266,163

Kentucky 0.35%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 5.00%, 09/01/23	325,000	350,662

Louisiana 0.90%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 02/01/23 @ 100, (OID), 4.00%, 02/01/48	500,000	519,315
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 02/01/23 @ 100, 5.00%, 02/01/35	100,000	110,693
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/29	250,000	267,180
		897,188

Maine 1.15%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, (OID), 3.63%, 07/01/41	500,000	513,895
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/22 @ 100, 4.50%, 11/15/37	250,000	264,270
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/24 @ 100, 3.75%, 11/15/44	100,000	101,940
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/22 @ 100, 3.45%, 11/15/32	100,000	102,427
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/22 @ 100, 3.60%, 11/15/36	100,000	101,934
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 07/01/25 @ 100, 5.00%, 07/01/26	50,000	60,084
		1,144,550

Maryland 1.71%
Maryland Community Development Administration, State Single-Family Housing, Revenue Bonds, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	253,290
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Callable 06/01/20 @ 100, (OID), 5.75%, 06/01/35	445,000	487,168
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Callable 06/01/20 @ 100, (OID), 5.38%, 06/01/25	500,000	542,975
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/20 @ 100, (OID), 4.63%, 05/15/35	60,000	64,024
Montgomery County Housing Opportunities Commission, Revenue Bonds, Callable 01/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.63%, 07/01/33	345,000	353,408
		1,700,865

Massachusetts 2.64%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, (OID), 5.25%, 01/01/29	40,000	42,007
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, (OID), 5.20%, 01/01/27	95,000	98,894

35

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Massachusetts (cont.)
Massachusetts Health & Educational Facilities Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/30	$130,000	$139,542
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 4.25%, 07/01/18	150,000	151,289
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/01/26 @ 100, 3.25%, 12/01/32	250,000	254,460
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/01/26 @ 100, 3.75%, 12/01/37	250,000	257,550
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/01/27 @ 100, 3.25%, 12/01/32	200,000	201,518
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/01/26 @ 100, 3.55%, 12/01/37	250,000	254,785
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 06/01/26 @ 100, 3.15%, 12/01/26	120,000	126,013
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	102,553
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	104,343
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/01/25 @ 100, 3.25%, 12/01/36	575,000	578,185
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/01/20 @ 100, (FHA) (INS), 5.25%, 12/01/35	175,000	188,111
Massachusetts School Building Authority, Revenue Bonds, Callable 08/15/25 @ 100, 5.00%, 08/15/26	100,000	122,043
		2,621,293

Michigan 3.32%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, Callable 02/05/18 @ 100, 6.00%, 12/01/35	500,000	483,475
Michigan State Building Authority, Refunding Revenue Bonds, Callable 10/15/21 @ 100, (OID), 5.38%, 10/15/36	100,000	112,274
Michigan State Building Authority, Refunding Revenue Bonds, Callable 10/15/21 @ 100, (OID), 5.20%, 10/15/31	750,000	838,755
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Callable 04/01/22 @ 100, (GO OF AUTH), 4.50%, 10/01/36	710,000	745,273
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Callable 06/01/18 @ 100, (OID), 6.88%, 06/01/42	250,000	252,340
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, Callable 01/19/18 @ 100, (OID), 6.00%, 06/01/48	595,000	594,970
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	268,032
		3,295,119

Mississippi 0.27%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	263,877

Missouri 0.99%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.88%, 10/01/36	275,000	287,034
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Callable 11/15/22 @ 100, (OID), 3.75%, 11/15/39	100,000	102,412
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/45	500,000	525,415
Missouri Housing Development Commission, State Single-Family Housing, Revenue Bonds, Callable 09/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.70%, 03/01/35	65,000	67,935
		982,796

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Nebraska 0.28%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Callable 01/01/22 @ 100, 5.00%, 01/01/25	$250,000	$279,777

Nevada 0.88%
City of Reno, NV, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	45,000	45,732
City of Reno, NV, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	5,000	5,082
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, Callable 04/01/20 @ 100, (Ginnie Mae), 4.40%, 04/01/27	30,000	30,964
Nevada System of Higher Education, Certificate of Participation, Callable 07/01/26 @ 100, 4.00%, 07/01/27	700,000	788,466
		870,244

New Hampshire 0.11%
New Hampshire Health and Education Facilities Authority Act, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (FHA), 6.25%, 04/01/26	100,000	107,533

New Jersey 9.64%
Borough of Seaside Heights, NJ, General Obligation Unlimited, Callable 04/01/25 @ 100, 4.00%, 04/01/26	125,000	137,699
Essex County Improvement Authority, Public Improvements, Revenue Bonds, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	277,392
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/01/25	150,000	180,216
New Jersey Economic Development Authority, Revenue Bonds, Callable 03/01/22 @ 100, 5.00%, 03/01/25	1,000,000	1,080,090
New Jersey Economic Development Authority, Refunding Revenue Bonds, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	920,000	987,123
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 03/01/23 @ 100, 5.00%, 03/01/31	300,000	323,418
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/23 @ 100, 5.00%, 06/15/30	250,000	286,317
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	104,665
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	15,000	15,287
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	260,000	264,636
New Jersey Health Care Facilities Financing Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	545,000	579,945
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Callable 07/01/21 @ 100, (OID), 6.00%, 07/01/37	200,000	229,276
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/36	65,000	69,629
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	105,598
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/01/19 @ 100, 5.25%, 12/01/28	145,000	153,907
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 04/01/19 @ 100, 5.00%, 10/01/34	65,000	67,054
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/01/25 @ 100, 3.50%, 11/01/36	500,000	511,695

37

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/01/25 @ 100, 3.90%, 11/01/50	$175,000	$180,236
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 5.00%, 06/15/21	150,000	161,702
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Callable 06/15/21 @ 100, (State Appropriation), 5.00%, 06/15/22	150,000	162,423
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	220,000	236,328
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Callable 06/15/22 @ 100, 5.00%, 06/15/38	1,000,000	1,066,820
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, Callable 07/01/22 @ 100, 5.00%, 01/01/31	200,000	227,512
New Jersey Turnpike Authority, Revenue Bonds, Callable 01/01/23 @ 100, 5.00%, 01/01/29	500,000	570,705
Newark Housing Authority, Public Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 6.75%, 12/01/38	750,000	822,247
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 06/01/25 @ 100, 4.00%, 06/01/34	250,000	259,250
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/30	250,000	252,645
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/29	250,000	252,858
		9,566,673

New Mexico 1.61%
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	469,551
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/39	225,000	236,977
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/22 @ 100, (OID), 4.00%, 08/01/42	500,000	519,100
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.25%, 09/01/27	110,000	112,823
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.55%, 09/01/32	175,000	179,365
Village of Los Ranchos de Albuquerque, NM, Refunding Revenue Bonds, Callable 09/01/20 @ 100, (OID), 4.50%, 09/01/40	75,000	77,021
		1,594,837

New York 21.65%
Hudson Yards Infrastructure Corp., Revenue Bonds, Callable 02/15/21 @ 100, 5.25%, 02/15/47	10,000	11,086
Hudson Yards Infrastructure Corp., Revenue Bonds, Callable 02/15/21 @ 100, 5.25%, 02/15/47	190,000	205,390
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Callable 02/15/21 @ 100, 5.75%, 02/15/47	150,000	168,314
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Callable 02/15/21 @ 100, 5.75%, 02/15/47	100,000	110,221
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Callable 05/01/21 @ 100, (AGM), 5.00%, 05/01/36	125,000	138,374
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 5.75%, 04/01/39	250,000	263,107
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 05/15/23 @ 100, 5.00%, 11/15/33	100,000	113,393
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	281,142

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/37	$250,000	$279,647
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	110,000	119,276
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	140,000	156,134
Metropolitan Transportation Authority, Revenue Bonds, 5.00%, 11/15/28	250,000	312,930
Metropolitan Transportation Authority, Refunding Revenue Bonds, Callable 11/15/23 @ 100, 5.25%, 11/15/28	50,000	59,348
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, Callable 05/15/25 @ 100, 5.00%, 11/15/28	250,000	302,080
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/27 @ 100, 5.00%, 11/15/37	250,000	302,155
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/27 @ 100, 5.00%, 11/15/35	250,000	303,367
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 11/15/20 @ 100, (OID), 5.25%, 11/15/34	500,000	550,335
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 05/15/23 @ 100, 5.00%, 11/15/32	500,000	582,045
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/25 @ 100, 5.25%, 11/15/28	500,000	607,180
Monroe County Industrial Development Corp., Hospital Improvements, Revenue Bonds, Callable 02/15/21 @ 100, (INS), 5.75%, 08/15/35	250,000	284,115
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, 5.00%, 05/01/20	150,000	161,498
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	263,855
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	266,160
New York City Housing Development Corp., Revenue Bonds, Callable 11/01/25 @ 100, 3.60%, 11/01/31	250,000	259,680
New York City Housing Development Corp., Revenue Bonds, Callable 05/01/25 @ 100, 3.10%, 11/01/32	250,000	250,320
New York City Housing Development Corp., Revenue Bonds, Callable 02/01/26 @ 100, 3.50%, 11/01/32	150,000	155,016
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	528,925
New York City Housing Development Corp., Refunding Revenue Bonds, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	256,183
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	102,432
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	258,893
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	102,626
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	260,307
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/05/18 @ 100, (FGIC), 5.00%, 03/01/31	145,000	145,990
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 6.50%, 01/01/46	650,000	680,569
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/05/18 @ 100, (NATL-RE), 5.00%, 03/01/36	115,000	116,308
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/05/18 @ 100, (FGIC), 5.00%, 03/01/46	1,500,000	1,507,860

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

New York (cont.)
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/05/18 @ 100, (FGIC) (OID), 4.50%, 03/01/39	$100,000	$100,090
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Callable 01/15/25 @ 100, (State Aid Withholding), 5.00%, 07/15/35	500,000	588,625
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, Callable 01/15/25 @ 100, (State Aid Withholding), 5.00%, 07/15/27	250,000	298,075
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Revenue Bonds, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	260,210
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Callable 01/15/26 @ 100, 5.00%, 07/15/31	750,000	888,690
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 11/01/20 @ 100, (OID), 5.00%, 11/01/33	500,000	543,475
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 08/01/26 @ 100, 4.00%, 08/01/35	100,000	109,172
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/21	100,000	111,517
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 08/01/25 @ 100, 5.00%, 08/01/27	25,000	30,132
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/24	100,000	119,150
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/23	100,000	116,793
New York City Water & Sewer System, Revenue Bonds, Callable 06/15/27 @ 100, 5.00%, 06/15/32	100,000	121,488
New York City Water & Sewer System, Refunding Revenue Bonds, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	276,740
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	269,320
New York State Dormitory Authority, Revenue Bonds, 5.00%, 08/15/21	100,000	111,489
New York State Dormitory Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (State Aid Withholding), 3.25%, 04/01/31	280,000	286,432
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	526,185
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/31	40,000	44,812
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.25%, 07/01/33	200,000	210,798
New York State Dormitory Authority, Revenue Bonds, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	764,025
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/20	100,000	107,912
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/22	165,000	187,744
New York State Dormitory Authority, Revenue Bonds, Callable 10/01/20 @ 100, 4.75%, 10/01/40	5,000	5,271
New York State Dormitory Authority, Revenue Bonds, Callable 07/01/25 @ 100, 5.00%, 07/01/37	385,000	443,589
New York State Dormitory Authority, Revenue Bonds, Callable 10/01/20 @ 100, 4.75%, 10/01/40	160,000	173,296
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 05/01/20 @ 100, (SONYMA), 4.75%, 05/01/31	200,000	209,780
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	209,793
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	153,123
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	103,714
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	258,977

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

New York (cont.)
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 05/01/20 @ 100, (SONYMA), 5.20%, 05/01/42	$500,000	$529,395
New York State Thruway Authority, Revenue Bonds, Callable 01/01/26 @ 100, 4.00%, 01/01/37	100,000	106,257
New York State Urban Development Corp., Public Improvements, Revenue Bonds, 5.00%, 03/15/20	100,000	107,296
Port Authority of New York and New Jersey, Revenue Bonds, Callable 11/15/27 @ 100, 5.00%, 11/15/37	250,000	302,640
Port Authority of New York and New Jersey, Revenue Bonds, Callable 11/15/27 @ 100, 5.00%, 11/15/30	250,000	309,272
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Callable 10/01/21 @ 100, 3.75%, 10/01/32	1,000,000	1,024,910
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, 5.00%, 04/01/18	50,000	50,467
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/25 @ 100, 5.00%, 11/15/27	100,000	121,816
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/25 @ 100, 5.00%, 11/15/35	250,000	297,917
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/25 @ 100, 5.00%, 11/15/40	310,000	367,458
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/21	50,000	56,169
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/23	100,000	117,799
		21,488,074

North Carolina 0.80%
Charlotte-Mecklenburg Hospital Authority/The, Refunding Revenue Bonds, Callable 01/15/19 @ 100, (OID), 5.25%, 01/15/34	100,000	103,914
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Callable 01/01/19 @ 100, (OID), 4.50%, 01/01/22	250,000	257,628
North Carolina Turnpike Authority, Highway Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 5.75%, 01/01/39	200,000	208,460
University of North Carolina at Charlotte/The, Revenue Bonds, Callable 10/01/27 @ 100, 4.00%, 10/01/37	100,000	108,480
University of North Carolina at Charlotte/The, University & College Improvements, Revenue Bonds, Callable 04/01/25 @ 100, 5.00%, 04/01/40	100,000	116,324
		794,806

North Dakota 0.10%
City of Bismarck, ND Sanitary Sewer Revenue, Revenue Bonds, Callable 05/01/25 @ 100, 3.00%, 05/01/29	100,000	102,921

Ohio 0.76%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Callable 01/19/18 @ 100, 6.50%, 06/01/47	80,000	80,002
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Callable 01/19/18 @ 100, (OID), 6.00%, 06/01/42	420,000	409,500
Ohio Higher Educational Facility Commission, Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	165,000	175,451
Ohio Higher Educational Facility Commission, Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	85,000	91,779
		756,732

Oklahoma 0.26%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 4.00%, 01/01/47	250,000	258,348

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Oregon 0.36%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.00%, 08/15/21	$100,000	$107,848
Oregon Health & Science University, Refunding Revenue Bonds, Callable 07/01/22 @ 100, 5.00%, 07/01/32	35,000	39,061
Oregon State Facilities Authority, Refunding Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	209,406
		356,315

Pennsylvania 6.07%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/01/23 @ 100, 5.25%, 12/01/44	500,000	568,630
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	146,964
Montgomery County Industrial Development Authority, Hospital Improvements, Revenue Bonds, Callable 08/01/20 @ 100, (INS), 5.38%, 08/01/38	500,000	545,880
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/42	100,000	105,649
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/21 @ 100, (OID), 5.25%, 08/15/26	240,000	269,040
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, (OID), 4.00%, 05/01/32	100,000	100,914
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/37	100,000	106,697
Pennsylvania Housing Finance Agency, Revenue Bonds, Callable 04/01/27 @ 100, 3.65%, 10/01/42	100,000	100,464
Pennsylvania State University, Revenue Bonds, Callable 09/01/26 @ 100, 5.00%, 09/01/34	190,000	227,105
Pennsylvania State University, Revenue Bonds, Callable 09/01/26 @ 100, 5.00%, 09/01/35	125,000	149,090
Pennsylvania State University, Revenue Bonds, Callable 09/01/26 @ 100, 5.00%, 09/01/36	100,000	119,100
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Callable 12/01/22 @ 100, 5.00%, 12/01/43	1,500,000	1,658,385
Pennsylvania Turnpike Commission, Revenue Bonds, 5.25%, 07/15/28	150,000	184,863
Pennsylvania Turnpike Commission, Revenue Bonds, Callable 12/01/25 @ 100, 5.00%, 12/01/45	500,000	564,315
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 5.50%, 12/01/41	500,000	535,960
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.50%, 04/01/39	100,000	106,126
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.38%, 04/01/29	250,000	264,930
West View Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/43	250,000	265,085
		6,019,197

Puerto Rico 0.99%
Commonwealth of Puerto Rico, General Obligation Unlimited, Callable 07/01/21 @ 100, (AGM) (OID), 5.25%, 07/01/26	100,000	106,216
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Callable 01/01/20 @ 101, (AGM), 5.00%, 07/01/31	200,000	208,514
Commonwealth of Puerto Rico, General Obligation Unlimited, (NATL-RE), 5.50%, 07/01/19	500,000	507,545
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, 5.00%, 07/01/22	250,000	154,688
		976,963

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Rhode Island 1.43%
Rhode Island Housing & Mortgage Finance Corp., State Single-Family Housing, Revenue Bonds, Callable 04/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.45%, 04/01/35	$235,000	$237,867
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	80,000	80,943
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	520,820
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	538,125
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/39	35,000	37,594
		1,415,349

South Carolina 0.05%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/39	50,000	52,307

South Dakota 0.40%
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/01/25 @ 100, 3.13%, 11/01/36	150,000	151,715
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/01/25 @ 100, 2.45%, 05/01/27	250,000	248,485
		400,200

Tennessee 0.43%
City of Memphis, TN, General Obligation Unlimited, Callable 04/01/24 @ 100, 5.00%, 04/01/44	100,000	114,554
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	214,024
Tennessee Housing Development Agency, Revenue Bonds, Callable 01/01/27 @ 100, 3.40%, 07/01/37	100,000	101,552
		430,130

Texas 4.72%
City of Houston, TX, Refunding Revenue Bonds, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	552,605
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 08/01/26 @ 100, 5.00%, 02/01/32	250,000	299,687
Clifton Higher Education Finance Corp., School Improvements, Refunding Revenue Bonds, Callable 08/15/24 @ 100, 4.00%, 08/15/44	500,000	527,335
Comal Independent School District, School Improvements, General Obligation Unlimited, Callable 02/01/26 @ 100, 4.00%, 02/01/34	250,000	272,492
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 03/01/22 @ 100, 4.00%, 03/01/46	250,000	261,397
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Callable 05/15/26 @ 100, 4.00%, 11/15/30	1,130,000	1,226,095
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	120,000	126,797
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/25	175,000	184,536
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100, (OID), 6.00%, 01/01/38	100,000	112,533
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, Callable 09/15/22 @ 100, (OID), 4.00%, 09/15/42	250,000	264,360

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Texas (cont.)
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Callable 09/01/19 @ 100, (OID), 5.13%, 09/01/25	$100,000	$105,591
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, (OID), 4.50%, 09/01/19	100,000	104,363
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	106,487
Texas A&M University, Refunding Revenue Bonds, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	107,815
Texas Public Finance Authority, Revenue Bonds, Callable 12/01/26 @ 100, 4.00%, 12/01/31	200,000	218,808
White Oak, TX, Independent School District, General Obligation Unlimited, Callable 02/15/27 @ 100, 4.00%, 02/15/29	190,000	212,281
		4,683,182

Utah 0.34%
University of Utah/The, University & College Improvements, Revenue Bonds, Callable 08/01/23 @ 100, 5.00%, 08/01/43	250,000	289,537
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Callable 01/01/21 @ 100, 5.25%, 01/01/25	20,000	20,270
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Callable 01/01/21 @ 100, 5.75%, 01/01/33	30,000	31,264
		341,071

Vermont 0.25%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 08/15/22 @ 100, 3.75%, 08/15/37	245,000	250,586

Virgin Islands 0.06%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	62,750

Virginia 0.51%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Callable 04/01/20 @ 100, 4.50%, 10/01/45	215,000	225,526
Virginia Resources Authority, Revenue Bonds, Callable 11/01/25 @ 100, 4.00%, 11/01/33	250,000	274,822
		500,348

Washington 1.92%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Callable 06/01/23 @ 100, 5.00%, 05/01/43	1,000,000	1,111,320
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	263,367
Washington Health Care Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.63%, 10/01/38	500,000	534,115
		1,908,802

West Virginia 0.48%
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	200,000	210,510
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, 5.00%, 09/01/19	250,000	262,102
		472,612

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Wisconsin 0.09%
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, Callable 05/01/20 @ 100, (OID), 5.63%, 11/01/35	$80,000	$83,810

Wyoming 0.50%
Wyoming Community Development Authority, State Single-Family Housing, Revenue Bonds, Callable 06/01/24 @ 100, 3.70%, 06/01/39	485,000	497,537
Total Municipal Bonds
(Cost $94,027,875)		98,396,188

Total Investments — 99.15%
(Cost $94,027,875)		98,396,188
Other Assets in Excess of Liabilities — 0.85%		843,223

NET ASSETS — 100.00%		$99,239,411

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

FGIC - Financial Guaranty Insurance Co.

FHA - Insured by Federal Housing Administration

GO - General Obligation

GTD - Guaranteed

INS - Insured

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

SONYMA - State of New York Mortgage Agency

See accompanying notes which are an integral part of these financial statements.

45

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2017

	Principal Amount	Market Value
Collateralized Mortgage Obligations 0.11%
CHL Mortgage Pass-Through Trust 2005-21, A27, 5.50%, 10/25/35	$42,489	$40,630
CHL Mortgage Pass-Through Trust 2005-21, A7, 5.50%, 10/25/35	45,934	43,925
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 02/25/35	141,140	141,511
Total Collateralized Mortgage Obligations (Cost $158,560)		226,066

Municipal Bonds 74.91%

Alabama 2.89%
Health Care Authority for Baptist Health/The, Refunding Revenue Bonds, 5.50%, 11/15/43	4,000,000	4,612,400
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/39	715,000	777,555
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/42	500,000	544,120
		5,934,075

Arizona 1.43%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 09/01/27	225,000	258,086
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,474,309
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,198,968
		2,931,363

California 7.54%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	558,432
Bay Area Toll Authority, Build America Revenue Bonds, 6.91%, 10/01/50	500,000	792,315
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, 6.92%, 04/01/40	250,000	361,557
City & County of San Francisco, CA, General Obligation Unlimited, 6.26%, 06/15/30	450,000	583,650
City of Tulare, CA, Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100, (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,119,870
Colton Joint Unified School District, School Improvements, General Obligation Unlimited, 6.01%, 08/01/26	1,000,000	1,141,790
County of San Bernardino, CA, Refunding Revenue Bonds, (AGM), 6.02%, 08/01/23	190,000	203,709
Los Angeles Department of Water & Power Power System Revenue, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	578,040
Napa Valley Unified School District, School Improvements, General Obligation Unlimited, 6.51%, 08/01/43	500,000	684,920
Oakland Redevelopment Agency Successor Agency, Economic Improvements, Tax Allocation, (OID), 8.50%, 09/01/20	500,000	533,830
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,683,455
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	610,795
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,203,710
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	635,190
State of California, Recreational Facility, Water Facility & Correctional Facility Improvements, Build America Bonds, General Obligation Unlimited, (OID), 6.88%, 11/01/26	1,000,000	1,282,310
University of California, Revenue Bonds, 4.13%, 05/15/45	1,000,000	1,060,760
University of California, University & College Improvements, Refunding Revenue Bonds, 3.66%, 05/15/27	250,000	260,210

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

California (cont.)
University of California, Revenue Bonds, Callable 05/15/30 @ 100, 6.30%, 05/15/50	$510,000	$625,352
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, 6.25%, 08/01/30	1,250,000	1,564,050
		15,483,945

Colorado 1.04%
Adams State University, University & College Improvements, Build America Revenue Bonds, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	250,000	262,200
City of Brighton, CO, Public Improvements, Build America Bonds, Certificate of Participation, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	270,557
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program), 6.75%, 05/15/42	1,000,000	1,337,070
County of Gunnison, CO, Public Improvements, Build America Bonds, Certificate of Participation, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	268,188
		2,138,015

Connecticut 1.25%
City of Bridgeport, CT, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 08/15/20 @ 100, (AGM), 6.57%, 08/15/28	1,000,000	1,094,130
City of Waterbury, CT, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100, (AGM), 6.10%, 09/01/30	500,000	540,240
State of Connecticut, General Obligation Unlimited, 5.85%, 03/15/32	780,000	939,838
		2,574,208

District of Columbia 0.26%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, (OID), 7.00%, 07/01/34	500,000	531,610

Florida 4.09%
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.28%, 07/01/40	200,000	213,062
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.03%, 07/01/30	100,000	106,037
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificate of Participation, 7.17%, 06/01/26	1,250,000	1,450,562
City of Oakland Park, FL Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.14%, 09/01/35	300,000	328,146
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	270,655
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 7.10%, 10/01/39	165,000	178,710
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/01/40	300,000	353,832
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,371,760
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Callable 04/01/19 @ 100, 6.97%, 04/01/39	750,000	782,145
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, (AGM), 7.08%, 10/01/29	250,000	313,495
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, 6.54%, 04/01/30	250,000	269,678

47

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, 5.53%, 07/01/32	$500,000	$573,320
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	182,898
Florida Governmental Utility Authority, Build America Revenue Bonds, Callable 10/01/20 @ 100, 6.55%, 10/01/40	325,000	358,927
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	283,255
Osceola County School Board, School Improvements, Certificate of Participation, 6.66%, 04/01/27	1,000,000	1,175,780
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	150,000	189,332
		8,401,594

Georgia 2.85%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 01/01/26 @ 100, 4.50%, 01/01/47	600,000	642,222
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 04/01/57	2,500,000	3,089,150
State of Georgia, Public Improvements, General Obligation Unlimited, Callable 02/01/24 @ 100, 3.84%, 02/01/32	2,000,000	2,109,160
		5,840,532

Hawaii 0.77%
State of Hawaii, General Obligation Unlimited, Callable 10/01/25 @ 100, 4.05%, 10/01/32	1,495,000	1,574,504

Idaho 0.45%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, Callable 09/01/22 @ 100, (OID), 5.25%, 09/01/24	900,000	924,957

Illinois 3.25%
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	159,662
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	528,735
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	333,470
Henry Hospital District, Hospital Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, (AGM), 6.65%, 12/01/29	840,000	887,393
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,038,220
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 8.15%, 04/01/41	570,000	625,621
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 7.75%, 04/01/30	250,000	274,452
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/01/28	1,500,000	1,773,900
Village of Rosemont, IL, Public Improvements, General Obligation Unlimited, (AGM) (OID), 6.13%, 12/01/30	500,000	592,175
Will County Forest Preservation District, Public Improvements, Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	400,000	461,536
		6,675,164

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Indiana 1.43%
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 07/05/23 @ 100, 3.95%, 07/05/29	$1,000,000	$1,015,330
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 07/05/23 @ 100, (OID), 3.75%, 07/05/28	1,000,000	1,012,300
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Callable 08/01/20 @ 100, 7.21%, 02/01/39	800,000	898,416
		2,926,046

Kansas 0.74%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	411,801
Kansas Development Finance Authority, Revenue Bonds, 4.73%, 04/15/37	1,000,000	1,107,010
		1,518,811

Kentucky 1.38%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.49%, 09/01/37	250,000	265,290
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, 5.37%, 11/01/25	400,000	442,548
Paducah Independent School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, 5.00%, 12/01/30	1,000,000	1,040,440
Perry County School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, 5.00%, 12/01/30	1,000,000	1,082,300
		2,830,578

Louisiana 1.56%
City of New Orleans, LA, Swap Termination Refunding Bonds, General Obligation Limited, Callable 09/01/22 @ 100, 4.59%, 09/01/27	500,000	534,880
East Baton Rouge Sewerage Commission, Refunding Revenue Bonds, Callable 02/01/25 @ 100, 3.95%, 02/01/30	1,000,000	1,044,550
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 7.20%, 02/01/42	1,540,000	1,626,117
		3,205,547

Massachusetts 0.65%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	205,000	234,508
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/01/35	750,000	924,660
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	174,882
		1,334,050

Michigan 2.78%
Avondale School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 5.75%, 05/01/32	500,000	520,935
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 05/01/21 @ 100, 6.20%, 05/01/24	200,000	222,778
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/01/25 @ 100, 4.13%, 11/01/30	250,000	266,920

49

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Michigan (cont.)
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	$250,000	$256,820
Michigan Finance Authority, Revenue Bonds, Callable 09/01/25 @ 100, 3.90%, 09/01/30	250,000	254,565
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 05/01/21 @ 100, 6.20%, 05/01/22	410,000	433,058
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	534,515
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, (OID), 7.31%, 06/01/34	2,545,000	2,544,822
Milan Area Schools, School Improvements, General Obligation Unlimited, Callable 05/01/19 @ 100, (OID), 7.10%, 05/01/34	485,000	508,372
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, 5.90%, 05/01/27	150,000	160,188
St Johns Public Schools, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.65%, 05/01/40	5,000	5,230
		5,708,203

Mississippi 0.91%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 01/01/35	650,000	852,514
State of Mississippi, Refunding Bonds, General Obligation Unlimited, 3.43%, 10/01/29	1,000,000	1,019,850
		1,872,364

Missouri 2.86%
City of Kansas City, MO, Revenue Bonds, 7.83%, 04/01/40	2,500,000	3,206,100
City of Sedalia, MO, Sewer Improvements, Build America Bonds, Certificate of Participation, Callable 06/01/20 @ 100, (AGM), 6.50%, 06/01/24	250,000	264,260
City of St. Charles, MO, Water Utility Improvements Build America Bonds, Certificate of Participation, Callable 08/01/20 @ 100, 5.65%, 02/01/30	275,000	290,188
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	1,000,000	1,436,510
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	666,259
		5,863,317

Nebraska 0.69%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	232,446
Omaha Public Power District, Build America Revenue Bonds, 5.43%, 02/01/41	1,000,000	1,183,980
		1,416,426

Nevada 2.75%
City of Las Vegas, NV, Public Improvements, Build America Bonds, Certificate of Participation, Callable 09/01/19 @ 100, (OID), 7.75%, 09/01/29	1,100,000	1,191,157
County of Clark, NV, Transit Improvements, Build America Bonds, General Obligation Limited, Callable 07/01/20 @ 100, (OID), 7.00%, 07/01/38	1,000,000	1,115,350
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	355,227
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	1,590,000	2,297,407
Las Vegas Valley Water District, Water Utility Improvements, Build America Bonds, General Obligation Limited, Callable 06/01/19 @ 100, 7.10%, 06/01/39	425,000	454,882
Pershing County School District, School Improvements, Build America Bonds, General Obligation Limited, Callable 04/01/20 @ 100, (GTD), 6.25%, 04/01/30	220,000	226,206
		5,640,229

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

New Jersey 2.46%
New Jersey Economic Development Authority, Revenue Bonds, 7.43%, 02/15/29	$250,000	$313,107
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	519,825
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	532,385
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	500,000	538,665
New Jersey Housing & Mortgage Finance Agency, State Multi Family Housing, Refunding Revenue Bonds, Callable 11/01/24 @ 100, 4.27%, 11/01/30	390,000	404,527
New Jersey Turnpike Authority, Highway Improvements, Build America Revenue Bonds, 7.10%, 01/01/41	250,000	374,427
South Jersey Transportation Authority LLC, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/01/38	500,000	572,380
Township of Brick, NJ, General Obligation Unlimited, Callable 09/01/23 @ 100, 3.75%, 09/01/28	1,780,000	1,786,693
		5,042,009

New York 8.91%
City of New York NY, General Obligation Unlimited, Callable 02/01/25 @ 100, 3.60%, 08/01/28	500,000	516,295
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/01/31	100,000	117,101
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 03/01/27	145,000	176,546
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.38%, 10/01/24	500,000	573,150
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 05/01/41	195,000	237,231
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	875,000	1,043,481
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/39	200,000	258,344
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	157,149
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,418,880
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	2,127,315
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/30	395,000	516,873
New York City Housing Development Corp., Multi-Family Housing Revenue Bonds, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,629,125
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 03/01/46	680,000	740,867
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 07/15/40	500,000	694,160
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 05/01/36	815,000	1,048,734
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	219,404
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100, 6.88%, 12/15/34	500,000	531,330
New York State Dormitory Authority, Revenue Bonds, Callable 07/01/26 @ 100, 3.88%, 07/01/46	1,000,000	1,028,710
Port Authority of New York & New Jersey, Revenue Bonds, Callable 06/01/25 @ 100, 4.82%, 06/01/45	1,000,000	1,101,590

51

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

New York (cont.)
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 10/15/24 @ 100, 3.92%, 10/15/28	$2,115,000	$2,242,048
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/62	450,000	521,721
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.55%, 11/15/40	150,000	190,847
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	193,785
		18,284,686

North Carolina 0.12%
County of Cabarrus, NC, School Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	249,749

Ohio 4.15%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	430,000	672,860
American Municipal Power, Inc., Revenue Bonds, 6.27%, 02/15/50	1,350,000	1,770,700
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	529,820
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,350,000	2,056,563
Cincinnati City School District, Refunding Bonds, Certificate of Participation, Callable 12/15/24 @ 100, (OID), 4.00%, 12/15/32	200,000	203,764
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,299,690
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	644,025
Madison Local School District/Lake County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, (School District Credit Program), 5.70%, 04/01/35	250,000	261,138
Mariemont City School District, Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	110,000	118,746
Olentangy Local School District, Refunding Bonds, General Obligation Unlimited, Callable 06/01/25 @ 100, 3.50%, 12/01/29	500,000	491,030
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100, (School District Credit Program), 5.65%, 09/01/31	200,000	207,478
State of Ohio, Public Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	268,585
		8,524,399

Oklahoma 0.26%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate of Participation, Callable 12/01/19 @ 102, (OID), 6.80%, 12/01/33	500,000	535,405

Oregon 0.13%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate of Participation, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	269,425

Pennsylvania 1.83%
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 5.85%, 12/01/37	335,000	439,111
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/01/37	520,000	715,764

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Pennsylvania (cont.)
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, (AGM) (OID), 6.35%, 04/15/28	$630,000	$763,906
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 03/15/28	500,000	498,220
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,183,030
Township of Bristol, PA, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100, (AGM), 7.15%, 09/15/38	150,000	155,552
		3,755,583

Rhode Island 0.05%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 10/01/22 @ 100, 4.46%, 10/01/31	100,000	102,451

South Carolina 0.13%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	273,542

South Dakota 0.21%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	432,672

Tennessee 2.62%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (GTD), 7.20%, 06/01/44	1,500,000	1,563,015
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 07/01/43	2,000,000	2,788,240
Metropolitan Government of Nashville & Davidson County, TN, Refunding Bonds, General Obligation Unlimited, 3.29%, 07/01/27	500,000	514,780
Metropolitan Government of Nashville & Davidson County, TN, Refunding Bonds, General Obligation Unlimited, 3.39%, 07/01/28	500,000	513,395
		5,379,430

Texas 6.46%
Austin Community College District, University & College Improvements, Revenue Bonds, Callable 02/01/19 @ 100, 5.00%, 02/01/26	985,000	1,016,284
City of Lancaster, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	803,985
City of Laredo, TX Sports Venue Sales Tax Revenue, Recreational Facility Improvements, Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	503,960
City of San Antonio, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	272,672
County of Bexar, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	533,200
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	2,042,475
Dallas County Hospital District, General Obligation Limited, 5.62%, 08/15/44	520,000	650,998
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	263,125

53

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Texas (cont.)
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	$1,000,000	$1,294,780
Frisco Economic Development Corp., Public Improvements, Revenue Bonds, Callable 02/15/24 @ 100, 4.20%, 02/15/34	1,000,000	1,005,310
Midland County Hospital District, Health, Hospital, & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 05/15/39	260,000	320,008
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,245,780
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	959,407
San Antonio Industrial Development Corp., Refunding Revenue Bonds, Callable 08/15/23 @ 100, 4.75%, 08/15/33	750,000	815,265
Texas A&M University, Revenue Bonds, Callable 05/15/26 @ 100, 4.11%, 05/15/45	500,000	522,520
		13,249,769

Utah 0.25%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Callable 03/01/19 @ 100, (OID), 6.38%, 03/01/34	500,000	518,920

Virgin Islands 0.95%
Virgin Islands Water & Power Authority — Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 07/01/35	1,000,000	1,062,950
Virgin Islands Water & Power Authority — Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 07/01/28	840,000	895,616
		1,958,566

Virginia 2.68%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Callable 01/19/18 @ 100, (OID), 6.71%, 06/01/46	6,085,000	5,506,682

Washington 1.12%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	302,925
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, 5.35%, 09/01/30	250,000	282,480
Klickitat County Public Utility District No. 1, Electric Lights & Power Improvements, Refunding Revenue Bonds, Callable 12/01/21 @ 100, 5.25%, 12/01/29	705,000	749,782
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	652,550
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/01/40	250,000	301,765
		2,289,502

West Virginia 1.01%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Callable 06/01/25 @ 100, 7.47%, 06/01/47	2,120,000	2,067,869
Total Municipal Bonds (Cost $139,602,167)		153,766,197

54	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Common Stocks 6.83%

Energy 4.50%
Andeavor Logistics LP	6,405	$295,847
Buckeye Partners LP	8,903	441,144
Cone Midstream Partners LP	8,500	142,545
Enbridge Energy Partners LP	22,519	310,987
Energy Transfer Partners LP	50,446	903,992
EnLink Midstream Partners LP	33,865	520,505
Enterprise Products Partners LP	42,400	1,124,024
Global Partners LP	7,215	120,491
Magellan Midstream Partners LP	11,700	829,998
MPLX LP	32,000	1,135,040
Plains All American Pipeline LP	3,200	66,048
Spectra Energy Partners LP	26,500	1,047,810
Targa Resources Corp.	12,739	616,822
TC PipeLines LP	10,695	567,904
USA Compression Partners LP	12,796	211,646
Western Gas Partners LP	18,750	901,687
		9,236,490

Financials 0.11%
Blackstone Group LP/The	7,100	227,342

Real Estate Investment Trusts 1.62%
Apple Hospitality REIT, Inc.	32,539	638,090
Blackstone Mortgage Trust, Inc.	11,565	372,162
City Office REIT, Inc.	20,000	260,200
DiamondRock Hospitality Co.	25,953	293,009
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	52,792	1,270,176
Pebblebrook Hotel Trust	8,806	327,319
Spirit Realty Capital, Inc.	20,000	171,600
		3,332,556

Telecommunication Services 0.60%
AT&T, Inc.	18,000	699,840
Verizon Communications, Inc.	10,000	529,300
		1,229,140
Total Common Stocks (Cost $11,954,328)		14,025,528

	Principal Amount

Corporate Bonds 8.73%
Bank of New York Mellon Corp./The, 4.63%, 12/29/49	$500,000	509,375
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	214,750
DDR Corp., 7.50%, 07/15/18	500,000	513,713
Digital Realty Trust LP, 5.88%, 02/01/20	1,000,000	1,061,084
Dow Chemical Co./The, 3.05%, 02/15/22	1,000,000	989,763
Duke Realty LP, 4.38%, 06/15/22	250,000	265,185
Entergy Texas, Inc., 5.15%, 06/01/45	100,000	106,410
Exelon Generation Co. LLC, 5.60%, 06/15/42(a)	400,000	395,775

55

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

Corporate Bonds (cont.)
Fifth Third Bancorp, 8.25%, 03/01/38	$250,000	$382,879
General Electric Co., 5.00%, 12/29/49	1,765,000	1,821,215
Goldman Sachs Group, Inc./The, 6.45%, 05/01/36	500,000	646,581
Goldman Sachs Group, Inc./The, 6.75%, 10/01/37	1,350,000	1,810,461
Hospitality Properties Trust, 4.50%, 03/15/25	500,000	519,718
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	250,000	293,414
MetLife, Inc., 9.25%, 04/08/38(a)	1,500,000	2,216,250
MetLife, Inc., 10.75%, 08/01/39	1,000,000	1,675,000
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	379,786
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	690,000
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	1,078,381
Qwest Corp., 7.13%, 11/15/43	1,000,000	929,954
SL Green Realty Corp., 7.75%, 03/15/20	1,000,000	1,100,857
Valero Energy Corp., 8.75%, 06/15/30	224,000	316,746
Total Corporate Bonds (Cost $16,566,229)		17,917,297

	Shares

Preferred Stocks 8.44%

Financials 2.05%
Aegon NV, 8.00%	12,900	$342,237
American Financial Group, Inc., 6.00%	8,700	228,114
Arch Capital Group Ltd., 5.25%	20,000	502,400
Bank of New York Mellon Corp./The, 5.20%	8,700	218,718
First Republic Bank, 5.70%	9,000	232,020
Hancock Holding Co., 5.95%	3,700	96,496
JPMorgan Chase & Co., 6.30%	8,750	236,688
JPMorgan Chase & Co., 5.45%	4,480	113,658
KKR & Co. LP, 6.50%	10,000	267,700
KKR Financial Holdings LLC, 7.38%	9,600	244,128
PNC Financial Services Group, Inc./The, 5.38%	4,250	107,738
State Street Corp., 5.35%	1,000	27,120
State Street Corp., 5.25%	8,050	202,860
Torchmark Corp., 6.13%	10,000	267,600
U.S. Bancorp, 6.50%	7,300	206,006
Wells Fargo & Co., 5.70%	20,000	519,800
Wells Fargo & Co., 5.20%	15,850	397,835
		4,211,118

Industrials 0.32%
Pitney Bowes, Inc., 6.70%	5,700	139,023
Stanley Black & Decker, Inc., 5.75%	20,687	521,726
		660,749

Real Estate Investment Trusts 4.07%
DDR Corp., 6.50%	9,184	230,518
Digital Realty Trust, Inc., 6.35%	25,450	700,129
Equity Commonwealth, 5.75%	10,000	254,000
Federal Realty Investment Trust, 5.00%	7,500	188,775
Kimco Realty Corp., 6.00%	14,214	358,051

56	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Real Estate Investment Trusts (cont.)
Kimco Realty Corp., 5.50%	39,809	$996,817
Kimco Realty Corp., 5.63%	24,367	611,855
National Retail Properties, Inc., 5.20%	25,000	627,250
PS Business Parks, Inc., 5.70%	6,498	164,399
PS Business Parks, Inc., 6.00%	15,051	376,275
PS Business Parks, Inc., 5.20%	10,000	252,500
PS Business Parks, Inc., 5.20%	4,000	100,400
PS Business Parks, Inc., 5.25%	10,000	252,600
Public Storage, 5.13%	10,000	254,700
Public Storage, 5.88%	7,076	187,726
Public Storage, 4.90%	20,000	497,800
Public Storage, 4.95%	20,000	500,400
Senior Housing Properties Trust, 5.63%	26,660	673,698
Taubman Centers, Inc., 6.25%	13,046	329,151
Taubman Centers, Inc., 6.50%	9,416	236,530
Ventas Capital Corp., 5.45%	10,000	251,550
Vornado Realty Trust, 5.40%	12,298	306,097
		8,351,221

Utilities 2.00%
Dominion Resources, Inc., 5.25%	20,000	511,400
DTE Energy Co., 6.00%	20,000	535,400
DTE Energy Co., 5.38%	10,000	254,700
Duke Energy Corp., 5.13%	9,030	228,911
Entergy Arkansas, Inc., 4.88%	20,000	502,600
Entergy Louisiana LLC, 4.88%	10,000	248,200
Entergy Mississippi, Inc., 4.90%	30,000	754,500
NextEra Energy Capital Holdings, Inc., 5.00%	6,700	167,232
NextEra Energy Capital Holdings, Inc., 5.25%	15,000	383,550
Southern Co., 5.25%	20,000	514,000
		4,100,493
Total Preferred Stocks (Cost $16,993,471)		17,323,581

Money Market 0.05%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 1.20%(c)	106,917	106,917
Total Money Market (Cost $106,917)		106,917

Total Investments — 99.07%
(Cost $185,381,672)		203,365,586
Other Assets in Excess of Liabilities — 0.93%		1,903,945

NET ASSETS — 100.00%		$205,269,531

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2017.

AGM - Assured Guaranty Municipal Corp.

GTD - Guaranteed

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

57

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2017

	Principal Amount	Market Value

Municipal Bonds 38.62%

Arizona 2.23%
City of Glendale, AZ, Senior Excise Tax Revenue, Refunding Revenue Bonds, 3.93%, 07/01/31	$500,000	$494,530
City of Tucson, AZ, Certificate of Participation, (AGM), 4.83%, 07/01/34	620,000	684,709
		1,179,239

California 3.57%
City of Newport Beach, CA, Public Improvements, Certificate of Participation, 7.17%, 07/01/40	800,000	1,115,984
San Bernardino Community College District, Public Improvements, General Obligation Unlimited, 7.63%, 08/01/44	505,000	770,428
		1,886,412

Florida 2.85%
Miami-Dade County, FL, Educational Facilities Authority, University of Miami, Revenue Bonds, 5.07%, 04/01/50	390,000	438,379
Pasco County School Board, School Improvements, Certificate of Participation, Callable 12/01/24 @ 100, 5.00%, 12/01/37	1,000,000	1,067,650
		1,506,029

Kansas 2.10%
Kansas Development Finance Authority, Revenue Bonds, 4.73%, 04/15/37	1,000,000	1,107,010

Louisiana 0.97%
City of New Orleans, LA, Public & Recreational Facilities Improvements, General Obligation Unlimited, Callable 12/01/24 @ 100, (AGM) (OID), 4.00%, 12/01/31	500,000	514,220

Michigan 2.04%
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/01/25 @ 100, 4.42%, 11/01/35	1,000,000	1,080,030

Minnesota 0.49%
St. Paul, MN, Housing & Redevelopment Authority, Revenue Bonds, 4.19%, 07/01/27	250,000	258,415

Nebraska 3.19%
Public Power Generation Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.24%, 01/01/41	1,315,000	1,685,317

Nevada 0.27%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	100,000	144,491

New Jersey 1.47%
New Jersey Housing & Mortgage Finance Agency, State Multi-Family Housing, Refunding Revenue Bonds, Callable 11/01/24 @ 100, 4.47%, 11/01/37	750,000	776,325

58	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Principal Amount	Market Value

New York 3.21%
Metropolitan Transportation Authority, Revenue Bonds, 6.65%, 11/15/39	$225,000	$315,545
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, 5.00%, 07/15/30	300,000	335,010
New York State Dormitory Authority, Revenue Bonds, Revenue Bonds, Callable 07/01/26 @ 100, 3.88%, 07/01/46	750,000	771,532
Port Authority of New York & New Jersey, Revenue Bonds, Revenue Bonds, Callable 06/01/25 @ 100, 4.82%, 06/01/45	250,000	275,398
		1,697,485

Ohio 6.45%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 8.08%, 02/15/50	1,000,000	1,709,340
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	1,000,000	1,564,790
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 02/15/47	100,000	131,718
		3,405,848

Oregon 1.93%
Washington & Multnomah Counties School District No. 48J Beaverton, Pension Funding, General Obligation Limited, Callable 06/30/25 @ 100, 4.06%, 06/30/34	1,000,000	1,017,030

Pennsylvania 2.08%
City of Reading, PA, General Obligation Unlimited, Callable 11/01/24 @ 100, (AGM) (OID), 5.30%, 11/01/33	1,000,000	1,097,270

Tennessee 1.52%
Metropolitan Government of Nashville & Davidson County, General Obligation Unlimited, 3.49%, 07/01/29	100,000	103,093
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 07/01/43	500,000	697,060
		800,153

Texas 1.84%
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	750,000	971,085

Wisconsin 2.41%
Public Finance Authority, Parking Facility Improvements, Revenue Bonds, Callable 11/01/24 @ 100, (OID), 5.00%, 11/01/44	1,250,000	1,270,262
Total Municipal Bonds (Cost $18,737,503)		20,396,621

59

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Preferred Stocks 22.74%

Financials 10.95%
Aegon NV, 8.00%	2,000	$53,060
Aegon NV, 6.38%	10,000	258,200
Arch Capital Group Ltd., 5.25%	10,000	251,200
Bank of America Corp., 6.63%	3,700	100,455
Bank of America Corp., 6.00%	3,800	103,322
BGC Partners, Inc., 8.13%	11,550	299,145
Capital One Financial Corp., 6.70%	10,000	268,200
Carlyle Group LP/The, 5.88%	6,000	152,220
Citigroup, Inc., 6.88%	12,000	342,360
Citigroup, Inc., 6.30%	10,000	269,300
First Republic Bank, 5.70%	10,000	257,800
Hancock Holding Co., 5.95%	10,200	266,016
JPMorgan Chase & Co., 6.10%	10,000	269,700
JPMorgan Chase & Co., 6.70%	10,000	270,400
JPMorgan Chase & Co., 6.30%	15,750	426,037
KKR & Co. LP, 6.50%	7,431	198,928
KKR Financial Holdings LLC, 7.38%	9,600	244,128
Northern Trust Corp., 5.85%	6,000	157,560
Torchmark Corp., 6.13%	10,000	267,600
Wells Fargo & Co., 5.70%	27,659	718,857
Zions Bancorp, 6.95%	20,000	605,500
		5,779,988

Industrials 0.55%
Pitney Bowes, Inc., 6.70%	12,000	292,680

Information Technology 0.51%
eBay, Inc., 6.00%	10,000	269,400

Real Estate Investment Trusts 5.99%
CBL & Associates Properties, Inc., 6.63%	2,640	58,212
CBL & Associates Properties, Inc., 7.38%	4,800	104,928
DDR Corp., 6.50%	11,500	288,650
Digital Realty Trust, Inc., 7.38%	13,848	369,326
Digital Realty Trust, Inc., 6.35%	14,050	386,515
Equity Commonwealth, 5.75%	10,000	254,000
Equity Commonwealth, 6.50%	6,000	159,930
Gramercy Property Trust, 7.13%	3,000	80,310
National Retail Properties, Inc., 5.20%	6,000	150,540
PS Business Parks, Inc., 5.20%	4,000	101,000
Public Storage, 5.40%	10,000	256,900
Public Storage, 5.05%	6,000	149,700
SL Green Realty Corp., 6.50%	8,100	203,148
Taubman Centers, Inc., 6.25%	3,211	81,014
Taubman Centers, Inc., 6.50%	16,436	412,872
Urstadt Biddle Properties, Inc., 6.75%	4,000	105,440
		3,162,485

60	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Telecommunication Services 0.95%
Qwest Corp., 6.88%	12,000	$282,480
United States Cellular Corp., 7.25%	8,500	218,620
		501,100

Utilities 3.79%
Dominion Resources, Inc., 5.25%	10,000	255,700
Duke Energy Corp., 5.13%	10,000	253,500
Entergy Arkansas, Inc., 4.88%	10,000	251,300
Entergy Mississippi, Inc., 4.90%	10,000	251,500
NextEra Energy Capital Holdings, Inc., 5.25%	10,000	255,700
SCE Trust II, 5.10%	5,000	120,850
Southern Co., 5.25%	10,000	257,000
Southern Co/The, 5.25%	14,000	356,300
		2,001,850
Total Preferred Stocks (Cost $11,592,021)		12,007,503

Common Stocks 32.19%

Consumer Staples 1.93%
Altria Group, Inc.	6,190	442,028
British American Tobacco PLC	4,235	283,703
Philip Morris International, Inc.	2,780	293,707
		1,019,438

Energy 10.05%
Andeavor Logistics LP	5,332	246,285
Cheniere Energy Partners LP	11,400	337,896
Cone Midstream Partners LP	19,400	325,338
Enbridge, Inc.	4,723	184,717
Energy Transfer Partners LP	22,904	410,440
EnLink Midstream Partners LP	18,140	278,812
Enterprise Products Partners LP	29,080	770,911
Exxon Mobil Corp.	1,200	100,368
Holly Energy Partners LP	3,300	107,217
Magellan Midstream Partners LP	3,825	271,346
MPLX LP	17,250	611,857
Spectra Energy Partners LP	5,305	209,760
Summit Midstream Partners LP	10,200	209,100
Targa Resources Corp.	7,750	375,255
TC PipeLines LP	5,720	303,732
USA Compression Partners LP	16,966	280,618
Valero Energy Corp.	1,500	137,865
Western Gas Partners LP	3,000	144,270
		5,305,787

Financials 1.99%
BGC Partners, Inc.	32,644	493,251
Blackstone Group LP/The	12,005	384,400
Wells Fargo & Co.	2,900	175,943
		1,053,594

61

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2017

	Shares	Market Value

Real Estate Investment Trusts 14.09%
Apple Hospitality REIT, Inc.	30,445	$597,026
Ashford Hospitality Trust, Inc.	65,300	439,469
Blackstone Mortgage Trust, Inc.	19,357	622,908
Chesapeake Lodging Trust	19,700	533,673
City Office REIT, Inc.	42,970	559,040
Digital Realty Trust, Inc.	3,410	388,399
Education Realty Trust, Inc.	3,800	132,696
Gramercy Property Trust	6,576	175,316
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	26,529	638,288
Hersha Hospitality Trust	23,700	412,380
Independence Realty Trust, Inc.	71,729	723,746
Lexington Realty Trust	60,321	582,098
Pebblebrook Hotel Trust	13,513	502,278
Starwood Property Trust, Inc.	32,820	700,707
WP Carey, Inc.	6,320	435,448
		7,443,472

Telecommunication Services 1.58%
AT&T, Inc.	11,274	438,333
Verizon Communications, Inc.	7,435	393,535
		831,868

Utilities 2.55%
American Electric Power Co., Inc.	5,470	402,428
Consolidated Edison, Inc.	7,790	661,760
Duke Energy Corp.	3,335	280,507
		1,344,695
Total Common Stocks (Cost $14,438,410)		16,998,854
	Principal Amount

Corporate Bonds 5.90%
American University/The, 4.32%, 04/01/45	$250,000	277,215
Entergy Texas, Inc., 5.15%, 06/01/45	100,000	106,410
Ford Motor Co., 9.98%, 02/15/47	500,000	823,980
McLaren Health Care Corp., 4.53%, 05/15/38	290,000	320,801
QUALCOMM, Inc., 4.80%, 05/20/45	1,000,000	1,078,046
Wells Fargo & Co., 7.98%, 03/29/49(a)	500,000	508,725
Total Corporate Bonds (Cost $2,842,754)		3,115,177

Total Investments — 99.45%
(Cost $47,610,688)		52,518,155
Other Assets in Excess of Liabilities — 0.55%		290,401

NET ASSETS — 100.00%		$52,808,556

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2017. Effective March 15, 2018, rate changes to LIBOR plus 377 bps.

AGM - Assured Guaranty Municipal Corp.

OID - Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

62	SPIRIT OF AMERICA

[THIS PAGE INTENTIONALLY LEFT BLANK]

63

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund	Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income and Opportunity Fund

ASSETS
Investments in securities at value (cost $76,591,255, $60,018,361, $94,027,875, $185,381,672 and $47,610,688)	$107,114,934	$101,196,830	$98,396,188	$203,365,586	$52,518,155
Receivable for Fund shares sold	14,229	15,607	732	17,464	5,968
Dividends and interest receivable	604,304	172,876	1,208,163	2,641,169	496,622
Receivable for investments sold	—	—	106,940	—	287,618
Prepaid expenses	8,418	8,421	6,527	13,471	7,995
TOTAL ASSETS	107,741,885	101,393,734	99,718,550	206,037,690	53,316,358

LIABILITIES
Line of credit payable	284,777	44,311	234,253	—	254,665
Payable for Fund shares redeemed	149,086	106,068	36,731	220,063	78,779
Payable for distributions to shareholders	—	—	102,219	314,728	92,417
Payable for investment advisory fees	88,458	82,922	40,526	120,343	33,564
Payable for distribution (12b-1) fees	27,383	25,669	12,787	43,835	11,539
Payable for accounting and administration fees	4,758	4,354	17,087	16,815	3,460
Payable for transfer agent fees	3,321	2,260	1,957	6,240	1,531
Payable for chief compliance officer fees	160	140	154	316	86
Other accrued expenses	41,938	35,345	33,425	45,819	31,761
TOTAL LIABILITIES	599,881	301,069	479,139	768,159	507,802
NET ASSETS	$107,142,004	$101,092,665	$99,239,411	$205,269,531	$52,808,556

SOURCE OF NET ASSETS
As of December 31 2017, net assets consisted of:
Paid-in capital	$73,573,694	$59,925,607	$103,598,635	$191,550,131	$51,171,862
Accumulated undistributed net investment income (loss)	9,376	(764)	—	(316,878)	(158,717)
Accumulated net realized gain (loss) on investments	3,035,255	(10,647)	(8,727,537)	(3,947,636)	(3,112,056)
Net unrealized appreciation on investments	30,523,679	41,178,469	4,368,313	17,983,914	4,907,467
NET ASSETS	$107,142,004	$101,092,665	$99,239,411	$205,269,531	$52,808,556
NET ASSETS:
Class A Shares	$107,100,562	$101,053,918	$99,159,146	$205,137,770	$52,523,200
Class C Shares	$41,442	$38,747	$80,265	$131,761	$285,356
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	9,191,110	4,681,274	10,473,898	17,004,790	5,324,061
Class C Shares	3,584	1,792	8,497	10,912	28,971
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$11.65	$21.59	$9.47	$12.06	$9.87
Class C Shares(b)	$11.56	$21.62	$9.45	$12.08 (a)	$9.85
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$12.30	$22.79	$9.94	$12.66	$10.36
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%	4.75%	4.75%	4.75%

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 13 months.

See accompanying notes which are an integral part of these financial statements.

64	SPIRIT OF AMERICA

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund	Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income and Opportunity Fund

INVESTMENT INCOME
Dividends	$2,847,113	$2,231,682	$1,851	$1,315,910	$1,390,307
Foreign dividend taxes withheld	(119)	(638)	—	—	(545)
Interest	25,423	—	4,197,932	9,597,282	1,170,617
TOTAL INVESTMENT INCOME	2,872,417	2,231,044	4,199,783	10,913,192	2,560,379

EXPENSES
Investment advisory	1,045,548	856,603	619,819	1,282,795	370,359
Distribution (12b-1) - Class A	323,315	264,893	154,877	534,209	141,823
Distribution (12b-1) - Class C	172	124	518	1,145	2,492
Accounting and Administration	55,788	46,634	125,219	151,535	35,563
Auditing	32,900	28,100	28,100	28,100	28,100
Chief Compliance Officer	2,059	1,667	1,977	4,090	1,093
Custodian	10,054	7,684	8,332	16,469	4,834
Directors	10,049	8,184	9,587	19,943	5,344
Insurance	8,490	6,516	8,089	16,849	4,557
Legal	8,827	7,109	8,560	17,658	4,746
Printing	24,724	10,487	21,208	45,055	4,349
Registration	25,712	23,144	31,960	36,627	25,095
Transfer agent	38,696	28,405	22,401	72,658	17,284
Line of credit	629	492	607	1,254	334
Interest	2,568	—	5,752	2,051	1,512
Other	10,840	10,558	8,081	13,670	9,116
TOTAL EXPENSES	1,600,371	1,300,600	1,055,087	2,244,108	656,601
Fees recouped (waived) by Adviser	—	—	(118,752)	110,905	58,708
NET EXPENSES	1,600,371	1,300,600	936,335	2,355,013	715,309
NET INVESTMENT INCOME	1,272,046	930,444	3,263,448	8,558,179	1,845,070

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	6,503,465	873,180	(427,830)	970,129	703,308
Net realized gain on foreign currency transactions	—	—	—	—	76
Net realized gain on written option transactions	5,279	2,528	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(655,374)	14,567,679	1,978,143	6,039,377	2,057,375
Net change in unrealized appreciation (depreciation) on written option contracts	5,161	—	—	—	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,858,531	15,443,387	1,550,313	7,009,506	2,760,759
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,130,577	$16,373,831	$4,813,761	$15,567,685	$4,605,829

See accompanying notes which are an integral part of these financial statements.

65

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America Real Estate Income and Growth Fund		Spirit of America Large Cap Value Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

OPERATIONS
Net investment income	$1,272,046	$1,834,821	$930,444	$1,116,881
Net realized gain (loss) on investment transactions	6,508,744	3,649,009	875,708	3,332,190
Net change in unrealized appreciation (depreciation) of investments	(650,213)	588,500	14,567,679	1,495,145
Net increase in net assets resulting from operations	7,130,577	6,072,330	16,373,831	5,944,216

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(7,147,970)	(1,834,686)	(1,039,764)	(962,945)
Class C	(1,704)	(135)	(106)	—
From realized gains:
Class A	—	(5,254,191)	(1,076,857)	(3,674,894)
Class C	—	(462)	(414)	(52)
From return of capital
Class A	—	—	(3,168,183)	—
Class C	—	—	(779)	—
Total distributions to shareholders	(7,149,674)	(7,089,474)	(5,286,103)	(4,637,891)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	10,638,421	9,088,060	18,779,133	11,511,863
Shares issued from reinvestment of distributions	6,204,769	6,198,471	4,664,941	4,276,670
Shares redeemed	(18,514,287)	(21,659,743)	(11,055,399)	(11,555,240)
Total Class A Shares	(1,671,097)	(6,373,212)	12,388,675	4,233,293
Class C Shares:
Shares sold	32,253	9,319	36,682	6,000
Shares issued from reinvestment of distributions	742	598	842	52
Shares redeemed	—	—	(997)	(5,222)
Total Class C Shares	32,995	9,917	36,527	830
Increase (decrease) in net assets derived from capital share transactions	(1,638,102)	(6,363,295)	12,425,202	4,234,123
Total increase (decrease) in net assets	(1,657,199)	(7,380,439)	23,512,930	5,540,448

NET ASSETS
Beginning of period	108,799,203	116,179,642	77,579,735	72,039,287
End of period	$107,142,004	$108,799,203	$101,092,665	$77,579,735

Accumuluated undistributed net investment income (loss)	$9,376	$9,375	$(764)	$108,642

SHARE TRANSACTIONS
Class A Shares:
Shares sold	896,767	746,130	917,471	607,172
Shares issued from reinvestment of distributions	531,685	535,423	223,942	224,575
Shares redeemed	(1,562,502)	(1,794,582)	(541,445)	(616,745)
Total Class A Shares	(134,050)	(513,029)	599,968	215,002
Class C Shares:
Shares sold	2,691	777	1,741	325
Shares issued from reinvestment of distributions	64	52	39	3
Shares redeemed	—	—	(45)	(271)
Total Class C Shares	2,755	829	1,735	57
Increase (decrease) in shares outstanding	(131,295)	(512,200)	601,703	215,059

See accompanying notes which are an integral part of these financial statements.

66	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

Spirit of America Municipal Tax Free Bond Fund		Spirit of America Income Fund		Spirit of America Income and Opportunity Fund
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$3,263,448	$3,476,460	$8,558,179	$8,239,536	$1,845,070	$1,085,087
(427,830)	(136,375)	970,129	(1,942,924)	703,384	(2,208,388)
1,978,143	(2,908,827)	6,039,377	3,564,238	2,057,375	5,529,138
4,813,761	431,258	15,567,685	9,860,850	4,605,829	4,405,837

(3,262,254)	(3,476,263)	(8,498,501)	(8,303,003)	(1,909,290)	(1,075,718)
(1,194)	(197)	(3,747)	(1,855)	(6,936)	(1,077)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	(877,069)	(1,315,660)	(505,550)	(1,432,842)
—	—	(387)	(294)	(1,836)	(1,434)
(3,263,448)	(3,476,460)	(9,379,704)	(9,620,812)	(2,423,612)	(2,511,071)

11,187,907	25,751,385	22,580,306	54,172,800	6,436,269	15,188,691
2,070,097	2,213,679	6,390,967	6,469,622	1,614,800	1,669,240
(22,632,474)	(20,741,983)	(52,238,814)	(40,383,250)	(15,529,957)	(12,450,520)
(9,374,470)	7,223,081	(23,267,541)	20,259,172	(7,478,888)	4,407,411

50,500	29,000	61,273	95,172	95,751	195,413
807	59	3,567	1,970	8,741	2,511
—	—	(30,595)	—	(22,179)	—
51,307	29,059	34,245	97,142	82,313	197,924
(9,323,163)	7,252,140	(23,233,296)	20,356,314	(7,396,575)	4,605,335
(7,772,850)	4,206,938	(17,045,315)	20,596,352	(5,214,358)	6,500,101

107,012,261	102,805,323	222,314,846	201,718,494	58,022,914	51,522,813
$99,239,411	$107,012,261	$205,269,531	$222,314,846	$52,808,556	$58,022,914

$—	$—	$(316,878)	$(388,282)	$(158,717)	$(89,362)

1,183,054	2,648,796	1,891,288	4,486,451	662,870	1,597,140
219,116	228,819	533,665	537,118	165,323	174,331
(2,399,355)	(2,153,767)	(4,377,259)	(3,361,211)	(1,593,610)	(1,309,251)
(997,185)	723,848	(1,952,306)	1,662,358	(765,417)	462,220

5,392	3,013	5,095	7,905	9,846	20,244
86	6	298	163	897	261
—	—	(2,549)	—	(2,277)	—
5,478	3,019	2,844	8,068	8,466	20,505
(991,707)	726,867	(1,949,462)	1,670,426	(756,951)	482,725

See accompanying notes which are an integral part of these financial statements.

67

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$11.67	$11.81	$13.11	$10.26	$10.06

From Investment Operations:
Net investment income	0.14 [1]	0.21	0.06	0.16	0.04
Net realized and unrealized gain (loss) on investments	0.64	0.45	(0.30)	2.86	0.28
Total from investment operations	0.78	0.66	(0.24)	3.02	0.32

Less Distributions:
Distributions from net investment income	(0.80)	(0.21)	(0.06)	(0.16)	(0.04)
Distributions from capital gains	—	(0.59)	(1.00)	(0.01)	—
Distributions from return of capital	—	—	—	—	(0.08)
Total distributions	(0.80)	(0.80)	(1.06)	(0.17)	(0.12)

Net Asset Value, End of Year	$11.65	$11.67	$11.81	$13.11	$10.26
Total Return[2]	6.79%	5.66%	(1.88)%	29.55%	3.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$107,101	$108,790	$116,180	$138,539	$126,852
Ratio of net expenses to average net assets	1.48%	1.54%	1.57%	1.56%	1.68%
Ratio of net investment income to average net assets	1.18%	1.65%	0.50%	1.36%	0.33%
Portfolio turnover	8%	10%	37%	43%	31%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

68	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31, 2017	For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$11.61	$11.73

From Investment Operations:
Net investment income	0.07 [1]	0.10 [1]
Net realized and unrealized gain on investments	0.63	0.55
Total from investment operations	0.70	0.65

Less Distributions:
Distributions from net investment income	(0.75)	(0.18)
Distributions from capital gains	—	(0.59)
Total distributions	(0.75)	(0.77)

Net Asset Value, End of Period	$11.56	$11.61
Total Return[2]	6.10%	5.69%[3]

Ratios/Supplemental Data:
Net assets, end of period (000)	$41	$10
Ratio of net expenses to average net assets	2.18%	2.24%[4]
Ratio of net investment income to average net assets	0.59%	1.07%[4]
Portfolio turnover	8%	10%[3]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect CDSC.

3 Not annualized.

4 Annualized.

See accompanying notes which are an integral part of these financial statements.

69

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$19.01	$18.63	$19.78	$17.72	$14.18

From Investment Operations:
Net investment income	0.22 [1]	0.29	0.08	0.14	0.12
Net realized and unrealized gain (loss) on investments	3.56	1.29	(0.63)	2.10	3.54
Total from investment operations	3.78	1.58	(0.55)	2.24	3.66

Less Distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.09)	(0.14)	(0.12)
Distributions from capital gains	(0.24)	(0.95)	(0.51)	(0.04)	—
Distributions from return of capital	(0.72)	—	—	—	—
Total distributions	(1.20)	(1.20)	(0.60)	(0.18)	(0.12)

Net Asset Value, End of Year	$21.59	$19.01	$18.63	$19.78	$17.72
Total Return[2]	20.22%	8.49%	(2.83)%	12.68%	25.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$101,054	$77,579	$72,039	$76,138	$71,248
Ratio of net expenses to average net assets	1.47%	1.57%	1.60%	1.60%	1.68%
Ratio of net investment income to average net assets	1.05%	1.56%	0.40%	0.78%	0.77%
Portfolio turnover	3%	24%	19%	15%	22%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31, 2017	For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$19.14	$18.29

From Investment Operations:
Net investment income	0.08 [1]	0.10 [1]
Net realized and unrealized gain on investments	3.57	1.70
Total from investment operations	3.65	1.80

Less Distributions:
Distributions from net investment income	(0.23)	—
Distributions from capital gains	(0.24)	(0.95)
Distributions from return of capital	(0.70)	—
Total distributions	(1.17)	(0.95)

Net Asset Value, End of Period	$21.62	$19.14
Total Return[2]	19.37%	9.65%[3]

Ratios/Supplemental Data:
Net assets, end of period (000)	$39	$1
Ratio of net expenses to average net assets	2.17%	2.27%[4]
Ratio of net investment income to average net assets	0.39%	0.64%[4]
Portfolio turnover	3%	24%[3]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect CDSC.

3 Not annualized.

4 Annualized.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$9.33	$9.57	$9.62	$8.89	$10.08

From Investment Operations:
Net investment income	0.30	0.31	0.33	0.35	0.36
Net realized and unrealized gain (loss) on investments	0.14	(0.24)	(0.05)	0.73	(1.19)
Total from investment operations	0.44	0.07	0.28	1.08	(0.83)

Less Distributions:
Distributions from net investment income	(0.30)	(0.31)	(0.33)	(0.35)	(0.36)
Total distributions	(0.30)	(0.31)	(0.33)	(0.35)	(0.36)

Net Asset Value, End of Year	$9.47	$9.33	$9.57	$9.62	$8.89
Total Return[1]	4.75%	0.64%	3.01%	12.35%	(8.39)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$99,159	$106,984	$102,805	$107,353	$111,850
Ratio of net expenses to average net assets
Before expense reimbursement or recapture	1.02%[2]	1.04%	1.10%[2]	1.10%	1.11%
After expense reimbursement or recapture	0.91%[2]	0.90%	0.91%[2]	0.90%	0.90%
Ratio of net investment income to average net assets	3.16%	3.17%	3.50%	3.78%	3.78%
Portfolio turnover	5%	10%	11%	7%	19%

1 Calculation does not reflect sales load.

2 Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31, 2017	For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$9.31	$9.59

From Investment Operations:
Net investment income	0.22	0.17
Net realized and unrealized gain on investments	0.14	(0.28)
Total from investment operations	0.36	(0.11)

Less Distributions:
Distributions from net investment income	(0.22)	(0.17)
Total distributions	(0.22)	(0.17)

Net Asset Value, End of Period	$9.45	$9.31
Total Return[1]	3.87%	(1.19)%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$80	$28
Ratio of net expenses to average net assets
Before expense reimbursement or recapture	1.87%[4]	1.89%[3]
After expense reimbursement or recapture	1.76%[4]	1.75%[3]
Ratio of net investment income to average net assets	2.31%	2.19%[3]
Portfolio turnover	5%	10%[2]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Annualized.

4 Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA INCOME FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$11.72	$11.66	$12.23	$11.19	$12.24

From Investment Operations:
Net investment income	0.48	0.46	0.51	0.53	0.53
Net realized and unrealized gain (loss) on investments	0.39	0.13	(0.53)	1.10	(1.00)
Total from investment operations	0.87	0.59	(0.02)	1.63	(0.47)

Less Distributions:
Distributions from net investment income	(0.48)	(0.46)	(0.51)	(0.54)	(0.52)
Distributions from capital gains	—	—	—	—	—
Distributions from return of capital	(0.05)	(0.07)	(0.04)	(0.05)	(0.06)
Total distributions	(0.53)	(0.53)	(0.55)	(0.59)	(0.58)

Net Asset Value, End of Year	$12.06	$11.72	$11.66	$12.23	$11.19
Total Return[1]	7.51%	4.99%	(0.17)%	14.79%	(3.97)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$205,138	$222,220	$201,718	$210,270	$212,201
Ratio of net expenses to average net assets
Before expense reimbursement or recapture	1.05%	1.09%	1.15%	1.15%	1.19%
After expense reimbursement or recapture	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.00%	3.75%	4.24%	4.44%	4.47%
Portfolio turnover	0%	4%	9%	9%	25%

1 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31, 2017	For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$11.73	$11.78

From Investment Operations:
Net investment income	0.39	0.28
Net realized and unrealized gain on investments	0.39	0.01
Total from investment operations	0.78	0.29

Less Distributions:
Distributions from net investment income	(0.39)	(0.29)
Distributions from return of capital	(0.04)	(0.05)
Total distributions	(0.43)	(0.34)

Net Asset Value, End of Period	$12.08	$11.73
Total Return[1]	6.77%	2.43%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$132	$95
Ratio of net expenses to average net assets
Before expense reimbursement or recapture	1.80%	1.84%[3]
After expense reimbursement or recapture	1.85%	1.85%[3]
Ratio of net investment income to average net assets	3.24%	2.77%[3]
Portfolio turnover	0%	4%[2]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Annualized.

See accompanying notes which are an integral part of these financial statements.

75

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*
Net Asset Value, Beginning of Period	$9.50	$9.16	$10.20	$9.62	$10.00

Income from Investment Operations:
Net investment income	0.32	0.19	0.25	0.39	0.14
Net realized and unrealized gain (loss) on investments	0.47	0.58	(0.86)	0.73	(0.31)
Total income from investment operations	0.79	0.77	(0.61)	1.12	(0.17)

Less Distributions:
Distributions from net investment income	(0.33)	(0.19)	(0.26)	(0.39)	(0.15)
Distributions from capital gains	—	—	—	—	(0.01)
Distributions from return of capital	(0.09)	(0.24)	(0.17)	(0.15)	(0.05)
Total distributions	(0.42)	(0.43)	(0.43)	(0.54)	(0.21)

Net Asset Value, End of Period	$9.87	$9.50	$9.16	$10.20	$9.62
Total Return[1]	8.41%	8.40%	(6.19)%	11.74%	(1.63)%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$52,523	$57,829	$51,523	$30,470	$7,398
Ratio of net expenses to average net assets
Before expense reimbursement or recapture	1.15%	1.22%	1.28%	1.66%[4]	2.72%[3]
After expense reimbursement or recapture	1.25%	1.25%	1.25%	1.26%[4]	1.50%[3]
Ratio of net investment income to average net assets	3.24%	1.93%	2.63%	3.83%	3.25%[3]
Portfolio turnover	6%	12%	8%	20%	12%[2]

* For the period July 8, 2013 (commencement of operations) to December 31, 2013.

1 Calculation does not reflect sales load.

2 Not annualized.

3 Annualized.

4 Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

76	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Year Ended December 31, 2017	For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$9.48	$9.14

From Investment Operations:
Net investment income	0.24	0.18
Net realized and unrealized gain on investments	0.47	0.44
Total from investment operations	0.71	0.62

Less Distributions:
Distributions from net investment income	(0.27)	(0.12)
Distributions from return of capital	(0.07)	(0.16)
Total distributions	(0.34)	(0.28)

Net Asset Value, End of Period	$9.85	$9.48
Total Return[1]	7.61%	6.59%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$285	$194
Ratio of net expenses to average net assets
Before expense reimbursement or recapture	1.90%	1.97%[3]
After expense reimbursement or recapture	2.00%	2.00%[3]
Ratio of net investment income to average net assets	2.50%	0.65%[3]
Portfolio turnover	6%	12%[2]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Annualized.

See accompanying notes which are an integral part of these financial statements.

77

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2017

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds, each with its own investment objective and strategy. This report includes the following funds (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”) commenced operations on January 9, 1998. The Real Estate Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Value Fund”) commenced operations on August 1, 2002. The Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of American Municipal Tax Free Bond Fund (the “Municipal Fund”) commenced operations on February 29, 2008. The Municipal Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) commenced operations on July 8, 2013. The Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long- term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”).

Each Fund currently offers Class A Shares and Class C Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.25% for Real Estate Fund and Value Fund, and 4.75% for Municipal Fund, Income Fund and Opportunity Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market

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NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors (the “Board”).

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2017 is as follows:

	Value Inputs
Real Estate Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investment Securities:
Common Stocks	$102,816,969	$—	$—	$102,816,969
Preferred Stocks	3,743,562	—	—	3,743,562
Municipal Bonds	—	554,403	—	554,403

Total Investment Securities	$106,560,531	$554,403	$—	$107,114,934

Value Fund
Investment Securities:
Common Stocks	$97,055,498	$—	$—	$97,055,498
Preferred Stocks	4,141,332	—	—	4,141,332

Total Investment Securities	$101,196,830	$—	$—	101,196,830

Municipal Fund
Investment Securities:
Municipal Bonds	$—	$98,396,188	$—	$98,396,188

Total Investments	$—	$98,396,188	$—	$98,396,188

Income Fund
Investment Securities:
Collateralized Mortgage Obligations	$—	$226,066	$—	$226,066
Municipal Bonds	—	153,766,197	—	153,766,197
Common Stocks	14,025,528	—	—	14,025,528
Corporate Bonds	—	17,521,522	395,775	17,917,297
Preferred Stocks	17,323,581	—	—	17,323,581
Money Market	106,917	—	—	106,917

Total Investments	$31,456,026	$171,513,785	$395,775	$203,365,586

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NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

	Value Inputs
Opportunity Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investment Securities:
Municipal Bonds	$—	$20,396,621	$—	$20,396,621
Preferred Stocks	12,007,503	—	—	12,007,503
Common Stocks	16,998,854	—	—	16,998,854
Corporate Bonds	—	3,115,177	—	3,115,177

Total Investments	$29,006,357	$23,511,798	$—	$52,518,155

*	Refer to Schedule of Investments for sector/industry classification.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

•	Last sales price
•	Price given by pricing service
•	Last quoted bid & asked price
•	Third party bid & asked price
•	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Income Fund’s significant Level 3 fair value measurements as of December 31, 2017:

Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value At December 31, 2017	Valuation Techniques	Unobservable Input(s)	Range
Corporate Bonds	395,775	Comparable Security Analysis	Discount for Lack of Marketability	1%-20%

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of December 31, 2016	Transfer in Level 3*(a)	Balance as of December 31, 2017
Corporate Bonds	$—	$395,775	$395,775

Total	$—	$395,775	$395,775

*	The amount of transfers in and/or out are reflected at the reporting period end.

(a)	Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of December 31, 2017.

The Funds recognize transfers between fair value hierarchy levels at the reporting period end.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Funds intend to distribute substantially all of its net investment income and capital gains to shareholders each year. The Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.20 per share. The Real Estate Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.80 per share. For the Income Fund, Municipal Fund and the Opportunity Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

The Value Fund and the Real Estate Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses. Expenses incurred by the Company that do not relate to a specific fund of the Company are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Funds’ use of derivatives for the fiscal year ended December 31, 2017, was limited to written options.

Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. The month-end average notional amount for the fiscal year ended December 31, 2017 was $727 and $487 for Real Estate Fund and Value Fund, respectively. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. There were no derivatives held as of December 31, 2017.

		Statements of Operations
Fund/Financial Instrument Type		Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Real Estate Fund
	Written Options (Equity Contracts)	Net realized gain from written option contracts	$5,279
		Net change in unrealized appreciation (depreciation) on written option contracts		$5,161

81

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

		Statements of Operations
Fund/Financial Instrument Type		Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Value Fund
	Written Options (Equity Contracts)	Net realized gain from written option contracts	$2,528
		Net change in unrealized appreciation (depreciation) on written option contracts		$—

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2017, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Real Estate Fund	$8,623,174	$14,664,374
Value Fund	12,570,662	3,021,224
Municipal Fund	4,744,569	13,105,809
Income Fund	537,500	20,977,405
Opportunity Fund	3,196,713	10,234,466

There were no purchases or sales of Long Term U.S. Government Obligations during the year ended December 31, 2017.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

Fund	Fee Rate	Advisory Fees Earned
Real Estate Fund	0.97%	$1,045,548
Value Fund	0.97%	856,603
Municipal Fund	0.60%	619,819
Income Fund	0.60%	$1,282,795
Opportunity Fund	0.65%	370,359

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the following funds (based on average daily net assets) through April 30, 2018 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the fiscal year ended December 31, 2017, the Adviser waived advisory fees, or recaptured expenses as indicated:

Fund	Class A	Class C	Fees Recouped (Waived)
Municipal Fund	0.90%	1.75%	$(118,752)
Income Fund	1.10%	1.85%	110,905
Opportunity Fund	1.25%	2.00%	58,708

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NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above. As of December 31, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements up to the amounts of $476,917, $98,192 and $15,173 from the Municipal Fund, Income Fund and Opportunity Fund, respectively, no later than December 31, 2020.

The Funds’ Class A and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the fiscal year ended December 31, 2017, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A		Class C
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Fund	0.30%	$323,315	1.00%	$172
Value Fund	0.30%	264,893	1.00%	124
Municipal Fund	0.15%	154,877	1.00%	518
Income Fund	0.25%	534,209	1.00%	1,145
Opportunity Fund	0.25%	141,823	1.00%	2,492

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. For the fiscal year ended December 31, 2017, 2017, sales charges received by the Distributor from each of the Funds were as follows:

Fund	Front-End Sales Charges Received by Distributor	CDSC Fees Received by Distributor
Real Estate Fund	$441,573	$440
Value Fund	692,459	450
Municipal Fund	438,239	1,861
Income Fund	903,211	305
Opportunity Fund	242,370	—

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,200, $1,500 for each Board meeting attended and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the fiscal year ended December 31, 2017, the Funds were allocated $10,886 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Fund, Income Fund and Opportunity Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Funds because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Funds may invest in junk bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than

83

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

The Real Estate Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 7 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At June 30, 2017, the Income Fund held illiquid restricted securities representing 1% of net assets, as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Corporate Bonds
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$421,001	$395,775
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	$1,500,000	$2,110,358	$2,216,250

Note 8 – Federal Income Taxes

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2017, were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)(a)	Cost Basis of Investments
Real Estate Fund	$33,466,454	$(2,941,599)	$30,524,855	$76,590,079
Value Fund	41,611,112	(444,054)	41,167,058	60,029,772
Municipal Fund	4,681,916	(315,879)	4,366,037	94,030,151
Income Fund	21,348,896	(3,355,154)	17,993,742	185,371,844
Opportunity Fund	5,604,525	(692,936)	4,911,589	47,606,566

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

84	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

The tax character of distributions paid by each of the Funds for the year ended December 31, 2017, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$1,351,051	$—	$5,798,623	$—	$7,149,674
Value Fund	1,062,050	—	1,055,091	3,168,962	5,286,103
Municipal Fund	27,389	3,236,059	—	—	3,263,448
Income Fund	8,581,131	—	—	877,456	9,458,587
Opportunity Fund	1,919,437	—	—	507,386	2,426,823

The tax character of distributions paid by each of the Funds for the year ended December 31, 2016, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$1,834,821	$—	$5,254,653	$—	$7,089,474
Value Fund	962,945	—	3,674,946	—	4,637,891
Municipal Fund	18,950	3,457,508	—	3	3,476,461
Income Fund	8,236,984	—	—	1,315,954	9,552,938
Opportunity Fund	1,085,258	—	—	1,434,276	2,519,534

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2017, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Real Estate Fund	$—	$3,043,455	$—	$30,524,855	$33,568,310
Value Fund	—	—	—	41,167,058	41,167,058
Municipal Fund	—	—	(8,725,261)	4,366,037	(4,359,224)
Income Fund	—	—	(4,274,342)	17,993,742	13,719,400
Opportunity Fund	—	—	(3,274,895)	4,911,589	1,636,694

At December 31, 2017, for federal income tax purposes and the treatment of distributions payable, the following Fund’s had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Municipal Fund	$2,770,180	$5,955,081	$8,725,261
Income Fund	2,016,383	1,927,659	3,944,042
Opportunity Fund	2,506,222	605,833	3,112,055

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2017, the following Fund’s deferred post October capital and late year ordinary losses as follows:

Fund	Post-October Losses
Income Fund	$15,572
Opportunity Fund	70,423

85

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2017, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Real Estate Fund	$5,877,629	$(5,875,840)	$(1,789)
Value Fund	20	—	(20)
Municipal Fund	—	522,821	(522,821)
Income Fund	15,473	(9,509)	(5,964)
Opportunity Fund	1,801	1,280	(3,081)

Note 10 – Line of Credit

The Funds participate in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments, expiring on May 23, 2018. Borrowing under this Line of Credit bears interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for each Fund is the lesser of $3,000,000 or 10% of the Fund’s daily market value. During the fiscal year ended December 31, 2017, each Fund’s borrowing activity was as follows:

	Real Estate Income and Growth Fund	Large Cap Value Fund	Municipal Tax Free Bond Fund	Income Fund	Income & Opportunity Fund
Total bank line of credit as of December 31, 2017	$2,715,223	$2,955,689	$2,765,747	$3,000,000	$2,745,335
Average borrowings during period	102,870	33,560	114,544	166,844	63,931
Number of days outstanding*	87	2	80	62	57
Average interest rate during period	2.597%	2.893%	2.521%	2.624%	2.687%
Highest balance drawn during period	733,738	44,311	1,536,826	501,616	326,258
Highest balance interest rate	3.064%	3.064%	3.064%	3.064%	3.064%
Interest expense incurred	$2,568	$—	$5,752	$2,051	$1,512
Interest rate at December 31, 2017	3.064%	3.064%	3.064%	N/A	3.064%
Balance outstanding at December 31, 2017	$284,777	$44,311	$234,253	$—	$254,665

*	Number of days outstanding represents the total days during the year ended December 31, 2017 that each Fund utilized the line of credit.

Note 11 – Other Matters

In June 2011, several class action complaints were filed against DLA, the Fund’s principal underwriter and distributor, in connection with its role as managing dealer of several unaffiliated Real Estate Investment Trust offerings (“Apple REITs”). The complaints asserted federal and state securities law claims and various state common law claims against DLA. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were parties to these class action litigations.

86	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2017

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintained individual retirement accounts at DLA which contained non-traded Apple REIT securities, alleged, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. On April 14, 2016, the United States Court of Appeals for the Second Circuit unanimously affirmed judgement of the District Court dismissing the claims against DLA. Plaintiffs did not appeal that dismissal. Neither the Adviser nor the Fund were parties to this Litigation.

Note 12 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Fund	Qualified Dividend Income	Dividends Received Deduction	Long-Term Capital Gain Dividends	Tax-Exempt Distributions
Real Estate Fund	11.46%	53.12%	$5,798,623	$—
Value Fund	100.00%	100.00%	1,055,091	—
Municipal Fund	N/A	N/A	—	3,236,059
Income Fund	7.69%	11.75%	—	—
Opportunity Fund	40.42%	57.41%	—	—

87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Spirit of America Investment Fund, Inc.

Syosset, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and with respect to Spirit of America Income & Opportunity Fund, the financial highlights for each of the four years in the period then ended and for the period July 8, 2013 (commencement of operations) through December 31, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2018

88	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2017 TO DECEMBER 31, 2017

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2017 to December 31, 2017.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

89

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)

FOR THE SIX MONTH PERIOD JULY 1, 2017 TO DECEMBER 31, 2017

		Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period[1]
Spirit of America Real Estate Income and Growth Fund
Class A	Actual	$1,000.00	$1,032.50	1.47%	$7.53
	Hypothetical[2]	$1,000.00	$1,017.80	1.47%	$7.48
Class C	Actual	$1,000.00	$1,028.80	2.17%	$11.10
	Hypothetical[2]	$1,000.00	$1,014.27	2.17%	$11.02
Spirit of America Large Cap Value Fund
Class A	Actual	$1,000.00	$1,109.40	1.46%	$7.76
	Hypothetical[2]	$1,000.00	$1,017.85	1.46%	$7.43
Class C	Actual	$1,000.00	$1,105.60	2.16%	$11.46
	Hypothetical[2]	$1,000.00	$1,014.32	2.16%	$10.97
Spirit of America Municipal Tax Free Bond Fund
Class A	Actual	$1,000.00	$1,017.10	0.91%	$4.63
	Hypothetical[2]	$1,000.00	$1,020.62	0.91%	$4.63
Class C	Actual	$1,000.00	$1,012.80	1.76%	$8.93
	Hypothetical[2]	$1,000.00	$1,016.33	1.76%	$8.94
Spirit of America Income Fund
Class A	Actual	$1,000.00	$1,032.20	1.10%	$5.63
	Hypothetical[2]	$1,000.00	$1,019.66	1.10%	$5.60
Class C	Actual	$1,000.00	$1,029.30	1.85%	$9.46
	Hypothetical[2]	$1,000.00	$1,015.88	1.85%	$9.40
Spirit of America Income and Opportunity Fund
Class A	Actual	$1,000.00	$1,035.90	1.25%	$6.41
	Hypothetical[2]	$1,000.00	$1,018.90	1.25%	$6.36
Class C	Actual	$1,000.00	$1,031.10	2.00%	$10.24
	Hypothetical[2]	$1,000.00	$1,015.12	2.00%	$10.16

[1]

Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement/recoupment of expenses by the Funds’ Adviser for the period beginning July 1, 2017 to December 31, 2017. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

[2]	Assumes a 5% annual return before expenses.

90	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (80) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (55) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (80) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (80) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (80) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (63) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Senior Advisor at David Lerner Associates, Inc. since April 2016; Executive Vice president and Chief Financial Officer of David Lerner Associates, Inc. from June 1999, until April 2016.	N/A	N/A

Joseph Pickard (56) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

91

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 8, 2017, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), Spirit of America Large Cap Value Fund (the “Value Fund”), Spirit of America Municipal Tax Free Bond Fund (the “Municipal Fund”), Spirit of America Income Fund (the “Income Fund”), and Spirit of America Income & Opportunity Fund (the “Opportunity Fund’) (each a “Fund”; collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Morningstar category peer funds as of June 30, 2017 in the form of reports generated by the Funds’ administrator; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three year and five year time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage commissions, (vi) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics as well as the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) the Form ADV of the Adviser; and (ix) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The Investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of theAdviser, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds, and the methodology in allocating expenses to the management of the Funds.

92	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (6) any other relevant considerations that the Board deems appropriate.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that each Fund pursues.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by the Funds’ administrator, including the comparative graphs, regarding each Fund’s management fee and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.50%; and, the performance for the 1-year period was -0.19% as compared to the median of its peer group of 0.34%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.60%; and, the performance for the 1-year period was 1.98% as compared to the median of its peer group of 1.31%. The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.80%; and, the performance for the 1-year period was 4.67% as compared to the median of its peer group of -0.07%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.70%; and, the performance for the 1-year period was 17.31% as compared to the median of its peer group of 17.36%. The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 0.55%; and, the performance for the 1-year period was 3.78% as compared to the median of its peer group of 6.05%. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by some Funds were higher than some of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses may compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the

93

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

Funds over the years. Mr. Chodosh reported that the fund-by-fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds will appropriately benefit from any economies of scale. Given the relative small size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable the Adviser to provide a high level of service to the Funds. The Board noted that the only management change was the loss of Lauren Reilly, and her responsibilities were absorbed by the current staff. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the aforementioned factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a fund-by-fund basis. The Independent Directors determined that the fees charged to each Fund for the services provided were not unreasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment advisory Agreement was in the best interests of each Fund and its shareholders.

94	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

The Huntington National Bank

41 S. High Street

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2017 Spirit of America        SOAEN-AR17

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $109,500

Fiscal year ended 2016: $103,600

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $0

Fiscal year ended 2016: $0

Fees for 2017 and 2016 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $19,500

Fiscal year ended 2016: $19,000

Fees for 2017 and 2016 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $0

Fiscal year ended 2016: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals.

In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2016 and December 31, 2017 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Spirit of America Investment Fund, Inc.

By (Signature and Title)     /s/ David Lerner

                             David Lerner, Principal Executive Officer

Date 2/28/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ David Lerner

                             David Lerner, Principal Executive Officer

Date 2/28/18

By (Signature and Title     /s/ Alan P. Chodosh

                           Alan P. Chodosh, Principal Financial Officer

Date 2/28/18